                       WARNER HOME VIDEO/CRITICS' CHOICE
                       ---------------------------------

                      DIRECT MARKETING LICENSE AGREEMENT
                      ----------------------------------

This Agreement is entered into as of February 22, 1994, by and between WARNER HOME VIDEO, a Division of Time Warner Entertainment Company, L.P. ("WHV"), whose address is 4000 Warner Boulevard, Burbank, California 91522 and CRITICS' CHOICE VIDEO, INC. ("Critics' Choice"), whose address is 800 West Thorndale Avenue, Itasca, Illinois 60143.

     1. DEFINITIONS: As used in this Agreement, the following terms shall have
        -----------
the following meanings:

          (a) "Audiovisual Work(s)": A series of related images which are shown
              ---------------------
by the use of machines or devices, such as projectors, viewers, or electronic equipment, together with accompanying sounds, such as films or tapes, in which the works are embodied. "Audiovisual Works" as defined herein shall be deemed to refer to the Video Software which is the subject matter of this Agreement.

          (b) "Continuity Series": An arrangement under which programs in a
              -------------------
Series are shipped to customers at intervals on a subscription basis.

          (c) "Direct Marketing Distribution": The distribution of Video Devices
              -------------------------------
direct to consumers for Home Video Exhibition through any direct mail or mail order distribution method wherein the consumer uses the mail, or other direct delivery method, to purchase or receive Video Devices, including, without limitation, direct mail sales, mail order catalogue sales, Video Club Plan distribution, space advertising sales, insert program sales, television and cable and/or radio broadcast, and telephone order distribution, but specifically excluding Continuity Series.

          (d) "Home Video Exhibition": The private, non-public exhibition in
              -----------------------
homes and residences of Audiovisual Works by means of Video Devices where no exhibition, admission, viewing or other fee is charged to anyone for the exhibition of the Video Device(s) and where there is no public performance of any form or type. "Home Video Exhibition" as herein defined shall not include free television exhibition, cable television exhibition, pay or subscription television exhibition, video on demand, or theatrical exhibition.

          (e) "Net Paid Revenues": The gross amounts actually invoiced by
              -------------------
Critics' Choice from the sale or other distribution of Video Devices (excluding shipping and handling charges charged to the consumer) less (i) any sales, excise, use and value-added taxes (collectively, "taxes") incurred in connection with the distribution of such Video Devices, (ii) any actual returns as provided for hereunder, and (iii) any actual bad debts. The amount of such deductions for actual bad debts and actual returns shall not, in the aggregate, exceed ten percent (10%) of the amount invoiced by Critics' Choice in connection with the distribution of the Video Devices. It is specifically understood and agreed that Critics' Choice shall not deduct any sums from gross revenues as a reserve for future returns.

          (f) "New Release": The initial release of a Title by WHV for Home
              -------------
Video Exhibition in the Territory, or the re-release of any Title, as designated by WHV in WHV's sole discretion for such exhibition in the Territory.

          (g) "Release Date": The date of initial release or re-release, of
              --------------
Video Software, as determined on a Title by Title basis, by WHV for Home Video Exhibition in the Territory, such date to be determined by WHV in WHV's sole and absolute discretion.

          (h) "Series": A group of Audiovisual Works connected by a common plot,
              --------
theme or subject matter.

          (i) "Territory": The United States, its territories and possessions,
              -----------
excluding Puerto Rico, and Canada.

          (j) "Term of this Aqreement": The period of time commencing as of the
              ------------------------
date hereof, and terminating three (3) years thereafter.

          (k) "Video Club Plan Distribution": Any direct response plan or
              ------------------------------
arrangement through which a consumer purchases Video Devices according to terms offered by Critics' Choice including, without limitation, a Video Club Plan whereby (i) Video Devices are shipped automatically to consumers at specific intervals, (ii) consumers may, at their option, purchase any number of Video Devices, by Title, from a catalog, or (iii) any combination or variation of (i) and (ii) herein, but expressly excluding Continuity Series.

          (l) "Video Device(s)": Any form of one-half inch (1/2") videocassette
              -----------------
embodying the Video Software on which Audiovisual Works can be recorded which, when used in conjunction with video hardware, can be exhibited visually (whether or not synchronized with sound) on the screen of a television receiver or any device comparable to a television receiver now known or hereafter known or in existence, and is sold in its original shrink-wrapped packaging.

          (m) "Video Software": All Video Devices embodying Audiovisual Works
              ----------------
which are licensed to MGM/UA Home Video by Turner Entertainment Company ("TEC") pursuant to that certain August 25, 1986 Agreement entered into between TEC and MGM/UA Home Entertainment Group, as MGM/UA Home Video's predecessor in interest, for which WHV has Direct Marketing Distribution rights which (i) had an initial theatrical release prior to December 31, 1986, (ii) are released by WHV as of a specific Release Date for

Home Video Exhibition in the Territory during the Term of this Agreement, (iii) are not withdrawn by WHV pursuant to Paragraph 7, and (iii) are designated by WHV as being covered by the terms of this Agreement; provided, however, that the Audiovisual Work entitled "Gone With The Wind" shall not be included as an Audiovisual Work licensed to Critics' Choice under this Agreement. Individually, the Video Software sometimes may be referred to as a "Title".

2. GRANT OF RIGHTS:
   ---------------

          (a) Right to Advertise, Distribute and Sell Video Devices: WHV hereby
              -----------------------------------------------------
grants to Critics' Choice solely for the purpose of sale by means of Direct Marketing Distribution, the non-exclusive right, privilege and license during the Term of this Agreement, in the Territory, to advertise, distribute and sell for Home Video Exhibition, those Video Devices embodying that Video Software described herein which are purchased by Critics' Choice from WHV hereunder, pursuant to the terms and conditions set forth in this Agreement.

          (b) Riqht to Purchase Video Devices: WHV hereby grants to Critics'
              -------------------------------
Choice the right to purchase Video Devices embodying that certain Video Software which WHV releases for distribution in the Home Video market in the Territory. The within described grant of rights shall include that Video Software which (i) has been made available by WHV for distribution as of the Release Date as described in this Agreement, and has not been withdrawn pursuant to Paragraph 7, as of the date of full execution of this Agreement, and (ii) is described in Subparagraph l.(m) above.

          (c) Reservation of Rights: Any rights not specifically granted to
              ---------------------
Critics' Choice hereunder are hereby reserved by and to WHV. Except as specifically set forth herein, Critics' Choice shall have no rights whatsoever with respect to the Video Devices and the Video Software embodied thereon, and nothing herein contained shall prohibit WHV from making use of the Video Software and Video Devices for any purpose whatsoever.

     3. TRADEMARKS, PROMOTION AND ADVERTISING RIGHTS:
        --------------------------------------------
          (a) Use of Trademarks, Tradenames, Logos: WHV hereby grants to
              ------------------------------------
Critics' Choice the non-exclusive right, during the Term, to use, at WHV's direction and subject to WHV's prior written approval, those trademarks, tradenames, logos, labels and artwork owned, controlled, or distributed by WHV and MGM/UA, in connection with the promotion, advertising, distribution and sale of the Video Devices.

          (b) Use of Names/Likenesses: To the extent that WHV holds such rights,
              -----------------------
WHV hereby grants to Critics' Choice, during the Term, the non-exclusive right to use, at WHV's direction and subject to WHV's prior written approval, the names, likenesses and voices of the performers and any other individuals who have performed services in connection with the Video Software, including biographical material furnished by WHV to Critics' Choice for advertising and promoting the Video Software, in connection therewith, and on packaging therefor; provided, however, if WHV does not have any of these rights, WHV will notify Critics' Choice in writing no later than thirty (30) days after receipt of Critics' Choice's initial request therefor regarding such Title.

          (c) Advertising: To the extent that WHV holds such rights, WHV hereby
              -----------
grants to Critics' Choice, during the Term of this Agreement, the non-exclusive right to advertise, promote and publicize the Video Software in any medium. Such advertising, promotion and publicity may include synopsis or excerpts limited to two (2) minutes of the Video Software Title(s), or the pre-existing advertisements, publicity pieces and promotional materials, in whole or in part, related to such Video Software Title(s) as provided to Critics' Choice pursuant to Paragraph 8 hereof.

          (d) Critics' Choice Trademarks: Critics' Choice shall have the right
              --------------------------
to affix any of its labels, trademarks, service marks, tradenames, logos, designs or artwork ("Critics' Choice's Trademarks") on the outside of the shrink-wrapped packaging for the Video Devices thereof, and on any promotional, publicity or advertising materials used in the distribution by Critics' Choice of such Video Devices; provided, however, that Critics' Choice's Trademarks shall not be larger than the largest similar mark of MGM/UA or WHV, or of the Video Software Title as mentioned by name, or of any individual mentioned anywhere on such Video Software Packaging.

     4. ADVANCE: Critics' Choice shall pay to WHV a non-returnable and non-
        -------
refundable Advance which is recoupable against the royalties payable to WHV pursuant to Paragraph 5, in the sum of Two Million Eight Hundred Thousand Dollars ($2,800,000) as follows:

          (a) Five Hundred Sixty Thousand Dollars ($560,000) shall be paid to WHV upon execution of this Agreement by Critics' Choice;

          (b) One Million One Hundred Twenty Thousand Dollars ($1,120,000) shall be paid to WHV no later than February 1, 1995; and

          (c) one Million One Hundred Twenty Thousand Dollars (S1,120,000) shall be paid to WHV no later than February 1, 1996.

Such amounts shall be paid to WHV on the dates set forth above irrespective of whether the royalties accrued to Critics' Choice's account exceed the advances already paid as of such dates.

     5. ROYALTIES: Critics' Choice shall pay to WHV royalties based on Net
        ---------
Paid Revenues as follows:

          (a) High List Videos: With respect to one hundred percent (100%)
              ----------------
of Net Paid Revenues derived from Video Devices distributed by Critics' Choice for which WHV's suggested retail price is Twenty Dollars ($20.00) or higher, Critics' Choice shall pay to WHV royalties as follows:

              (i) For any Video Device sold by Critics' Choice at Nineteen Dollars and Ninety-Nine Cents ($19.99) or less, Critics' Choice shall pay to WHV a royalty of Three Dollars ($3.00) per Video Device; and

              (ii) For any Video Device sold by Critics' Choice at Twenty Dollars ($20.00) or higher, Critics' Choice shall pay to WHV a royalty of fifteen percent (15%) of Critics' Choice's actual Net Paid Revenues per Video Device.

          (b) Low List Videos: With respect to one hundred percent (100%)
              ---------------
of Net Paid Revenues derived from Video Devices distributed by Critics'
Choice for which WHV's suggested list price is Nineteen Dollars and Ninety-Nine Cents ($19.99) or less, Critics' Choice shall pay to WHV royalties as follows:

              (i) For any Video Device sold by Critics' Choice at Nine Dollars and Ninety-Nine Cents ($9.99) or less, Critics' Choice shall pay to WHV a royalty of One Dollar and Fifty Cents ($1.50) per Video Device; and

              (ii) For any Video Device sold by Critics' Choice at Ten Dollars ($10.00) or higher, Critics' Choice shall pay to WHV a royalty of fifteen percent (15%) of Critics' Choice's actual Net Paid Revenues per Video Device.

        (c) Inventory Prior to Term: Critics' Choice shall have no obligation
            -----------------------
to pay royalties to WHV for Video Devices which are in Critics' Choice's inventory on or before the commencement of the Term of this Agreement. A complete statement of the Video Devices in Critics' Choice's inventory as of the commencement of the Term of this Agreement, which statement is subject to audit by WHV, is attached hereto as Schedule "B".

        (d) Price Changes: WHV will use its best efforts to notify Critics'
            -------------
Choice of any change in the suggested list price of a Title prior to the effective date of such price change; provided, however, any inadvertent breach of this Subparagraph shall not be a material breach hereof.

     6. RELEASE DATES:
        -------------

        (a) Release Date: Subject to Subparagraph 6.(b) below, Critics'
            ------------
Choice shall have the right to advertise, market and distribute for Home Video Exhibition in the Territory, Video

Devices embodying any given Video Software Title at the same time and as of the same date as WHV's published Release Date for that particular Title.

          (b) New Releases: Notwithstanding the foregoing, any New Releases
              ------------
of a Title shall not be offered by Critics' Choice for sale, or other distribution, at a loss, or as a "loss leader" as that term is used in consumer advertising and marketing, or included in advertising which solicits new members for any Video Club Plan Distribution, during the first ninety (90) days from and after the Release Date of such Title.

     7. WITHDRAWAL OF TITLE(S):
        ----------------------

          (a) Reasons for Withdrawal: WHV shall have the right to withdraw
              ----------------------
any Video Software Title and terminate WHV's obligations under this Agreement with respect to any particular Video Software ("Withdrawal") if (i) WHV's right in such particular Title terminates, (ii) in WHV's sole judgment, withdrawal is prudent to minimize the possible damage to WHV from any pending, threatened, or possible lawsuit or proceeding, (iii) the payments which WHV is required to make to third parties as a result of sales of the Video Devices are equal to or exceed the royalties payable to WHV hereunder, unless Critics' Choice agrees to pay to WHV the full amount of such third party payments (in addition to any other amounts which Critics' Choice owes WHV for such sales), in which event Critics' Choice may continue to distribute hereunder, or (iv) WHV withdraws a Title for any other reason from all of the Territory.

          (b) Withdrawal Shall Not Constitute Breach: It is understood and
              --------------------------------------
agreed that withdrawal pursuant to this Paragraph shall not constitute a breach of WHV's obligations under this Agreement, and shall not affect any Video Devices previously sold by Critics' Choice.

          (c) Withdrawal of Titles: Upon receipt of notice from WHV regarding
              --------------------
withdrawal of any Title, Critics' Choice shall cease advertising, promoting or offering such Video Software for sale, and Critics' Choice shall return to WHV all such Video Devices which are in Critics' Choice's inventory together with all advertising and other materials relating to such Video Software supplied by WHV. Critics' Choice shall also revise Critics' Choice's advertising and promotional materials to indicate that such Video Software is not longer available. If necessary, and upon WHV's specific written request, Critics' Choice shall discontinue fulfilling existing orders, or orders which may be in the process of transmittal to Critics' Choice, for those Video Software Titles which WHV has withdrawn and which Critics' Choice had been advertising, promoting or offering. Upon return to WHV of all such Video Devices, WHV shall credit to Critics' Choice the manufacturing cost of each of the Video Devices so returned, plus reasonable shipping charges.

     8. PHYSICAL MATERIALS IN CONNECTION WITH MANUFACTURING AND
        -------------------------------------------------------
        PROMOTIONAL RIGHTS:
        ------------------

          (a) Advertising, Publicity and Promotion Materials: WHV will deliver
              ----------------------------------------------
to Critics' Choice at such place within the Territory as Critics' Choice may reasonably designate, promptly after Critics' Choice's request therefor, a reasonable quantity of pre-existing advertisements, publicity pieces and promotion materials concerning each of the Video Software Titles as WHV may have available, including, but not limited to:

              (i)   a pressbook;

              (ii)  a synopsis of each Title, if such is available;

              (iii) color artwork in the form of slides, chromes, posters or otherwise;

              (iv) duplicate negatives and positive prints of black and white still photographs and color transparencies of color still photographs depicting scenes from the Video Software (on a Title by Title basis), the majority of which depict the principal performers. Each still photograph shall be accompanied by a notation identifying the persons and events depicted and shall be suitable for reproduction for advertising and publicity purposes;

              (v) a synopsis of and the guidelines for the advertising credits that are to be used for distribution of the Video Devices; and

              (vi)  a list of the principal performers and their roles.

          (b) Costs of Materials: Critics' Choice shall pay WHV for all
              ------------------
costs incurred by WHV in connection with duplicating and shipping the materials delivered pursuant to this Paragraph 8 promptly after notice to Critics'
Choice by WHV of such costs.

     9. MANUFACTURE OF VIDEO DEVICES:
        ----------------------------

          (a) Manufacture: WHV will manufacture, or cause to have manufactured,
              -----------
Video Devices during the Term of this Agreement. With WHV's consent, Critics' Choice shall not offer for sale for Direct Marketing Distribution any Video Device embodying the Video Software licensed hereunder which is not manufactured or caused to be manufactured by WHV. All Video Devices shall be sold in the original packages provided by WHV.

          (b) Pricing: Critics' Choice shall pay WHV for the Video Devices
              -------
which WHV manufactures or causes to have manufactured, in accordance with the prices listed on Schedule "A" attached hereto which prices may increase or decrease from time to time in WHV's sole discretion; provided, however, any aggregate price increase shall be in direct proportion to those price increases incurred by or passed back to WHV; and, provided further, WHV shall pass back to Critics' Choice any price decrease which equals or exceeds fifteen percent (15%) of the price(s) listed on Schedule "A".

          (c) Delivery: Critics' Choice shall place orders for Video Devices
              --------
in writing and WHV will attempt to deliver finished product within thirty
(30) days of receipt of Critics' Choice's order subject to the terms of Paragraph 10. If WHV anticipates that WHV will not be able to fulfill any such order in the quantities stated in such order, and within such thirty
(30) day time period, WHV will notify Critics' Choice of such delayed delivery, including the approximate delivery dates, within twenty-one (21) days of receipt of Critics' Choice's order. Any failure to deliver Video Devices to Critics' Choice within such thirty (30) day time period shall not be a breach hereof, and WHV shall not be obligated to fill any order for any Video Software in a format which is not then being distributed by WHV in that format for Home Video Exhibition.

          (d) Shipment: WHV will ship the Video Devices F.O.B. Critics'
              --------
Choice's warehouse located at 800 West Thorndale, Itasca, Illinois 60143.
WHV shall be obligated only to bulk ship the Video Devices to one destination as stated herein; Critics' Choice will pay all costs of shipping. Critics' Choice shall bear the cost of shipping, risk of loss and cost of insurance for shipping to the destination designated by Critics' Choice as stated above.

     10. PAYMENT FOR VIDEO DEVICES: Payment for all Video Devices ordered
         -------------------------
and shipped to Critics' Choice shall be made in accordance with the terms of WHV's invoice(s) therefor, and pursuant to WHV's terms of sale in effect at the time of invoicing. Unless otherwise stated, payment shall be made by Critics' Choice within thirty (30) days of invoicing by WHV to Critics' Choice. All orders are subject to Critics' Choice's maintaining good credit as determined by WHV in WHV's sole discretion, and, in accordance therewith, Critics' Choice shall provide to WHV credit information if so requested. Critics' Choice shall pay all sales and other taxes, and any other costs, associated with the sale and delivery of the Video Devices.

     11. FULFILLMENT:
         -----------

          (a) Fulfillment Services: Critics' Choice shall be responsible
              --------------------
for the fulfillment of all orders for Video Devices originating from Critics' Choice's offer(s) to consumers to purchase the Video Software, and, in connection therewith, Critics' Choice shall provide and be responsible for implementing and maintaining all fulfillment services which are customary in, and legally required by, the Direct Marketing Distribution of Video Devices.

          (b) Exploitation: Except as stated to the contrary in this Agreement,
              ------------
Critics' Choice shall have the right to exploit the Video Devices of the Audiovisual Works licensed hereby pursuant to the terms and conditions of this Agreement; provided, however, Critics' Choice may use such methods, policies and terms as it may determine, in its reasonable business judgment, are necessary to exploit the Video Devices of the Audiovisual Works as herein described.

          (c) Indemnity for Fulfillment: Critics' Choice shall, at Critics'
              -------------------------
Choice's sole expense, indemnify and hold WHV harmless from and against any and all claims, costs, liabilities, obligations, judgments or damages (including reasonable attorneys' fees) arising out of or in connection with any suit, proceeding, claim or demand brought against WHV in connection with Critics' Choice's fulfillment of, or failure to fulfill, all orders for Video Devices embodying the Video Software.

     12.  ALL SALES FINAL: All sales to Critics' Choice shall be final and
          ---------------
Critics' Choice shall have no right to return to WHV any unsold or returned Video Devices, except for defective Video Devices. Defective Video Devices may be returned directly to the duplicator, West Coast Duplicating, Inc. ("West Coast") at 1961 Stearman Avenue, Hayward, California 94545, not more frequently than semi-annually, at Critics' Choice's expense. Critics' Choice shall provide WHV with a list of the titles returned to West Coast at the time that the Video Devices are returned. West Coast shall check such Video Devices which Critics' Choice believes are defective pursuant to its standard quality control procedures. WHV will credit Critics' Choice for any Video Device which is determined to contain a manufacturer's defect. All other Video Devices shall be shipped back to Critics' Choice, at Critics' Choice's expense. Critics' Choice shall pay WHV, within thirty (30) days of receipt of an invoice, the cost of the quality control review in connection with those Video Devices found not to contain manufacturer's defects, not to exceed twenty five cents ($0.25) per unit.

     13.  TERMINATION AND POST-TERMINATION SALES:
          --------------------------------------

          (a) Sell Off Period: Subject to any restrictions to which Critics'
              ---------------
Choice may be subject, WHV agrees that during a period of six (6) months after the expiration or earlier termination of this Agreement (the "Sell-Off Period"), Critics' Choice may, in the same manner and to the same extent as during the Term of this Agreement, advertise, distribute and sell Video Software only if Critics' Choice has existing inventory of Video Devices in excess of orders received before such termination date; provided, however, Video Software which has been withdrawn pursuant to Paragraph 7 shall not be subject to the terms of this Paragraph 13, or any of its subparts. With respect to all other Video Software, Critics' Choice will continue to have the right to purchase inventory, but only to the extent necessary to fulfill orders received during the Term of the Agreement.

          (b) Payment of Royalties During Sell-Off Period: With respect
              -------------------------------------------
to all Video Devices distributed during the Sell-Off Period, WHV shall be paid royalties and rendered accounting statements with respect to such Video Devices in the same manner and on the same dates as during the Term hereof; provided, however, that Critics' Choice shall not be permitted to recoup its advances from royalties payable to WHV during the Sell-Off Period (unless the Agreement terminates as a result of WHV's breach of the Agreement).

          (c) Repurchase of Inventory: Following the expiration of the Term
              -----------------------
and Sell-Off Period, or earlier termination of this Agreement, Critics'
Choice shall notify WHV as to the number and type of Video Devices then remaining on hand, and WHV may, at WHV's option, repurchase any such Video Device(s), at the manufacturing cost paid by Critics' Choice for such Video Devices plus reasonable shipping charges, or, at WHV's option, WHV may instruct Critics' Choice to destroy such Video Devices. If any such Video Devices are destroyed, Critics' Choice shall furnish to WHV an affidavit or certified statement sworn to by an authorized officer of Critics' Choice. With respect to any such Video Device purchased by WHV as aforesaid, notwithstanding anything to the contrary contained in this Agreement, WHV will pay all excise taxes and any other amounts payable in connection with the sale by Critics' Choice to WHV of such Video Devices.

     14.  ROYALTY STATEMENTS:
          ------------------

          (a) Quarterly Accounting Statements: Critics' Choice shall compute
              -------------------------------

the royalties payable to WHV on a quarterly, calendar-year basis, and Critics' Choice shall render an accounting statement to WHV within forty-five (45) days following the end of each such quarterly accounting period, commencing on March 31, and continuing thereafter on June 30, September 30 and December 31. Each such quarterly accounting statement shall be accompanied by payment of the amounts due to WHV pursuant to such accounting statement. Each accounting statement shall show, on a Title by Title basis, the number of Video Devices distributed, the gross revenues invoiced therefor, the Net Paid Revenues, including the amounts deducted, if any, from gross revenues, the royalties earned, and the basis upon which the royalties have been calculated for the immediately preceding three month period.

          (b) Books and Records: Critics' Choice shall maintain accurate
              -----------------
and complete books and records in accordance with generally accepted accounting principles at Critics' Choice's principal place of business for a period of two (2) years from and after the end of the Term of this Agreement, and WHV shall have the right to examine such books and records at any time during Critics' Choice's normal business hours upon reasonable notice.

     15.  AUDIT:
          -----

          (a) Right of Audit: WHV shall have the right to examine such books and records at the location described in Subparagraph 14.(b), and to make copies thereof and extract excerpts therefrom, at any time during normal business hours for the purpose of verifying the accuracy of the quarterly accounting and royalty statements. This right of audit shall exist for the period of two (2) years from and after WHV receives any such statement and shall survive the Term of this Agreement.

          (b) Statement Binding: Unless WHV objects to a statement as described
              -----------------
below, all accounting statements rendered to WHV shall become conclusively binding on WHV at the end of the two (2) year period described above. WHY shall have the right to audit Critics' Choice's books for the period of time covered by the statement.

          (c) Objections: If WHV has any objections to a statement rendered
              ----------
pursuant hereto, WHV shall give Critics' Choice specific notice in writing of the objection within two (2) years after WHV either receives the objectionable accounting entry pursuant to a regularly conducted audit, whichever is later. WHV shall, at WHV's option, commence an audit with respect to any such objection within the two (2) year period referred to herein, or within one (1) year from the notice stating the objection, whichever is later.

          (d) Underpayment: If WHV discovers an underpayment by Critics'
              ------------
Choice, then Critics' Choice shall immediately pay WHV all sums due and owing with interest thereon at the prime rate of interest plus two percent (2%) during the period of time such sums were due and owing, but were not paid, to WHV. If there is a discrepancy in connection with such underpayment of more than ten percent (105), then Critics' Choice shall reimburse WHV for all costs of the audit.

     16.  REPRESENTATIONS AND WARRANTIES:
          ------------------------------

          (a) WHV's Representations and Warranties: WHV warrants, represents,
              ------------------------------------
covenants and agrees that:

              (i) WHV has the right and power to enter into and fully perform this Agreement, including the right to grant to Critics' Choice the rights as provided for hereunder; and

              (ii) To the best of WHV's knowledge, there is no litigation, proceeding or claim pending or threatened pertaining to the Video Software which may materially affect WHV's rights in and to the Video Software, or the works and performances embodied thereon, the copyrights pertaining thereto, or the rights, licenses and privileges granted to Critics' Choice pursuant to this Agreement.

          (b) Critics' Choice Representations and Warranties: Critics' Choice
              ----------------------------------------------
warrants, represents, covenants and agrees that:

              (i) Critics' Choice has the right, power and authority to enter into and fully perform this agreement;

              (ii) Critics' Choice shall comply with all credit, trademark and copyright obligations;

              (iii) Critics' Choice shall maintain accurate books of accounts in connection with all distribution and sales pursuant to this Agreement, including without limitation, the information required in order to comply with the terms of Paragraph 14;

              (iv) Critics' Choice is not now, nor during the Term of this Agreement shall Critics' Choice be, under any obligation, contractual or otherwise, to any other person, firm, or corporation that conflicts, interferes or is inconsistent with any of the provisions of this Agreement or any of the rights granted to Critics' Choice hereunder;

              (v) Critics' Choice shall not advertise or promote the Video Software in a manner which is disparaging of the Titles licensed hereby, including with limit, the persons and/or the entities associated therewith, or of WHV, WHV's affiliated companies, or WHV's employees, officers and directors;

              (vi) to the best of Critics' Choice's knowledge, there is no litigation, proceeding or claim pending or threatened against Critics' Choice which may materially affect Critics' Choice's right to enter into and perform this Agreement;

              (vii) Critics' Choice shall not edit, modify or couple any other Video software devices with any of WHV's Video Devices; and

              (viii) Critics' Choice shall not pledge, mortgage or in any way encumber, or permit any pledge, mortgage or encumbrance of this Agreement, the Video Software or Video Devices, or any other materials delivered pursuant to this Agreement.

     17.  INDEMNITY: Each party will at all times indemnify (the "Indemnitor")
          ---------
and hold harmless the other party (the "Indemnitee"), and any of its employees, subsidiaries, affiliated or related companies, from and against any and all claims, damages, liabilities, costs and expenses, including legal expenses and reasonable attorney's fees, arising out of any breach by the Indemnitor of any warranty, representation, covenant or agreement made by the Indemnitor pursuant to this Agreement. Prompt notice will be given by the Indemnitee to the Indemnitor of any claim to which this indemnity relates and the Indemnitor shall have the right, at the Indemnitor's expense, to assume the handling, settlement or defense of such claim, including the hiring of attorneys. The Indemnitee shall cooperate with the Indemnitor in the defense and settlement of any such claim or litigation. The Indemnitor will reimburse the Indemnitee on demand for any payment made at any time after the date hereof with respect to any liability or claim to which the Indemnitee is entitled to be indemnified, provided that no such payment shall be made without the consent of the Indemnitor, which consent shall not be unreasonably withheld. The warranties made pursuant to Paragraph
16, and this within mutual indemnification, shall survive the expiration or earlier termination of this Agreement.

     18.  BREACH AND CURE: Neither party shall be entitled to recover damages
          ---------------
or terminate this Agreement by reason of any breach by the other party of any material obligation(s) hereunder unless such other party has failed to remedy such breach within thirty (30) days following receipt of written notice of such breach.

     19.  ASSIGNMENT: WHV shall have the right to assign this Agreement
          ----------
in whole or in part to an affiliate of: (i) WHV, (ii) Time Warner, Inc.
or (iii) MGM/UA Home Entertainment. Critics' Choice may not assign this Agreement without WHV's prior written consent, which shall not be unreasonably withheld.

     20.  NOTICES:
          -------

          (a) Method of Notice: Except as otherwise specifically provided
              ----------------
for herein, all notices hereunder shall be in writing and shall be given by personal delivery, registered or certified mail, or telegraph (prepaid), or telecopier with a copy sent by mail as provided for herein, at the respective addresses set forth below, or such other address or addresses as may be designated by either party by notice sent in accordance with the terms of this Paragraph. Such notices shall be deemed given when mailed, telecopies or delivered to a telegraph office, except that notice of change of address shall be effective only from the date of its receipt.

          (b) Addresses: Each notice shall be sent to Critics' Choice at
              ---------
800 West Thorndale, Itasca, Illinois 60143, ATTN: Herb Laney, President, with a copy to: Senior Vice President, General Counsel, at 680 North Lakeshore Drive, Chicago, Illinois 60611. Each notice shall be sent to WHV at 4000 Warner Boulevard, Burbank, California 91522, ATTN: Vice President, Operations, Warner Home Video, with a copy to: General Counsel, Warner Home Video, at the address set forth herein.

     21.  FORCE MAJEURE: IF, because of acts of God, inevitable accident,
          -------------
fire, lockout, strike or other labor dispute, riot or civil commotion, act of public enemy, enactment, rule, order, or act of any governmental or governmental instrumentality (whether federal, state, local or foreign), failure of technical facilities, failure or delay of transportation facilities, or other cause of a similar or different nature not reasonably with WHV's or Critics' Choice's control, WHV or Critics' Choice is materially hampered in the manufacture, distribution or sale of the Video Devices or otherwise in the performance of WHV's or Critics' Choice's respective obligations hereunder, then, for the duration of such contingency or for a period of six (6) months, whichever is shorter, either party may suspend or terminate this Agreement by providing written notice to the other to such effect. Nothing contained herein shall affect Critics' Choice's obligation under this Agreement to account to WHV and to pay royalties due to WHV pursuant to this Agreement.

     22.  ENTIRE AGREEMENT: This Agreement contains the entire understanding
          ----------------
of the parties hereto relating to the subject matter hereof and cannot be changed or modified except by a separate written document executed by both parties hereto.

     23.  WAIVER: A waiver by either party of any term or condition of this
          ------
Agreement in any instance shall not be deemed or construed as a waiver of such term or condition for the future, or of any subsequent breach thereof. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.

     24.  RELATIONSHIP OF PARTIES: Each of the parties hereto shall have
          -----------------------
the status of an independent contractor with respect to the other party, and nothing stated hereinabove shall be deemed to create between the parties a relationship of agency, employer and employee, partnership or similar relationship.

     25.  GOVERNING LAW: This Agreement shall be construed by and interpreted
          -------------
in accordance with the laws of the State of California applicable to agreements executed and intended to be wholly performed in the State of California.
Any action or proceeding arising out of this Agreement shall be instituted and tried only in the courts located in California and both parties hereby waive any right to institute or try any action or proceeding elsewhere with respect to the subject matter hereof.

     26.  HEADINGS: The Paragraph and other headings contained in this
          --------
Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     27.  SEVERABILITY: The invalidity or unenforceability of any provision
          ------------
of this Agreement shall in no way affect the validity or enforceability of any other provision of this Agreement, to the extent such is possible and to the extent such is not material to the performance by either party to this Agreement.

     28. CONFIDENTIALITY: All the terms and conditions of this Agreement shall remain confidential, and not public statement or other public announcement regarding this Agreement, in whole or in part, shall be released, issued or made without the prior mutual written approval of both Critics' Choice and WHV, except as may be required by law.

Very truly yours,

WARNER HOME VIDEO, a Division         ACCEPTED AND AGREED TO:
of Time Warner Entertainment          CRITICS' CHOICE VIDEO, INC.
Company, L.P.


       /s/ James Carowell                   /s/ Herbert M. Laney
By:__________________________          By:__________________________

           James Carowell                       Herbert M. Laney
Name:________________________          Name:________________________

       Exec. Vice President                        President
Its:_________________________          Its:_________________________

            2/22/94                                 2/15/94
Date:________________________          Date:________________________

                                 EXHIBIT "A"

                                    PRICES

                                (See attached)





























                                 Exhibit "A"

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV101292     MGM'S GRTST M'MTS     VHS                               $2.31     $0.00     $0.00     $0.53     $2.84
MV200138     FEARLESS VAMPIRE KILLER     VHS                         $3.22     $0.00     $0.00     $0.00     $3.22
MV200195     CATLOW                                                  $3.19     $0.00     $0.00     $0.00     $3.19
MV200197     SHAFT'S BIG SCORE                                       $3.22     $0.00     $0.00     $0.00     $3.22
MV200274     JULIUS CAESAR     VHS                                   $3.46     $0.00     $0.00     $0.00     $3.46
MV200279     PRIVATE PARTS     VHS                                   $3.01     $0.00     $0.00     $0.00     $3.01
MV200288     MARLOWE     VHS                                         $3.15     $0.00     $0.00     $0.00     $3.15
MV200306     BOYFRIEND, THE     VHS                                  $4.24     $0.00     $0.00     $0.00     $4.24
MV200352     COMEDIANS, THE                                          $4.70     $0.00     $0.00     $0.00     $4.70
MV200359     ALL FALL DOWN     VHS                                   $3.32     $0.00     $0.00     $0.00     $3.32
MV200381     PRIZE     VHS                                           $4.24     $0.00     $0.00     $0.00     $4.24
MV200389     GOODBYE MR CHIPS-'69     VHS-REDF                       $4.76     $0.00     $0.00     $0.00     $5.26
MV200398     THEY ONLY KILL THEIR MASTERS                            $3.15     $0.00     $0.00     $0.00     $3.15
MV200407     ESCAPE FROM FORT BRAVO                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV200413     KING SOLOMON MN-'50     VHS                             $3.19     $0.00     $0.00     $0.00     $3.19
MV200437     HOUSE DARK SHADOWS     VHS                              $3.15     $0.00     $0.00     $0.00     $3.15
MV200439     TARZAN & HIS MATE-RSTD     VHS                          $3.19     $0.00     $0.00     $0.00     $3.19
MV200441     HIT THE DECK     VHS     RED                            $3.23     $0.00     $0.00     $0.50     $3.73
MV200504     LIVE A/LOVE A LITTLE     VHS     SILVER                 $2.92     $0.00     $0.00     $0.45     $3.37
MV200509     LADY L                                                  $3.22     $0.00     $0.00     $0.00     $3.22
MV200510     LUST FOR LIFE     VHS                                   $3.46     $0.00     $0.00     $0.00     $3.46
MV200513     WINGS OF EAGLES     VHS                                 $3.22     $0.00     $0.00     $0.00     $3.22
MV200518     XX AMERICAN EMILY-B/W     VHS                           $3.36     $0.00     $0.00     $0.00     $3.36
MV200525     STAY AWAY JOE SILVER                                    $3.09     $0.00     $0.00     $0.45     $3.54
MV200526     TROUBLE WITH GIRLS     SILVER                           $3.06     $0.00     $0.00     $0.45     $3.51
MV200527     WRECK OF THE MARY DEARE                                 $3.22     $0.00     $0.00     $0.00     $3.22
MV200532     LAW AND JAKE WADE, THE     VHS                          $3.01     $0.00     $0.00     $0.00     $3.01
MV200630     CAPTIAN SINBAD     VHS                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV200638     V.I.P.S, THE                                            $3.36     $0.00     $0.00     $0.00     $3.36
MV200641     SCARAMOUCHE     VHS                                     $3.32     $0.00     $0.00     $0.00     $3.32
MV200660     TORPEDO RUN     VHS                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV200665     TEAHOUSE AUGUST MOON     VHS                            $3.46     $0.00     $0.00     $0.00     $3.46
MV200693     WONDERFUL WORLD BROS GRIM     VHS                       $3.56     $0.00     $0.00     $0.00     $3.56
MV200695     XX DAFFY DUCK-DUCKY     VHS                             $2.01     $0.00     $0.00     $0.53     $2.54
MV200697     XX PORKY PIG: TOOTH     VHS                             $2.01     $0.00     $0.00     $0.53     $2.54
MV200700     XX ELMER FUDD-AN ITCH     VHS                           $1.91     $0.00     $0.00     $0.53     $2.44
MV200702     HORTON HEARS WHO     VHS                                $1.85     $0.00     $0.00     $0.00     $1.85
MV200704     POGO BIRTHDAY     VHS                                   $1.76     $0.00     $0.00     $0.53     $2.29
MV200711     CHILDREN OF DAMNED     VHS                              $3.05     $0.00     $0.00     $0.00     $3.05
MV200718     BHOWANI JUNCTION     VHS                                $3.22     $0.00     $0.00     $0.00     $3.22
MV200735     EACH DAWN I DIE     VHS     SILVER                      $2.96     $0.00     $0.00     $0.45     $3.41
MV200736     BULLETS OR BALLOTS     VHS                              $2.96     $0.00     $0.00     $0.00     $2.96
MV200737     BROTHER ORCHID                                          $3.01     $0.00     $0.00     $0.00     $3.01

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV200755     LOVE ME OR LEAVE ME     VHS     RED                     $3.37     $0.00     $0.00     $0.50     $3.87
MV200756     MAGNETIC MENACE     VHS                                 $1.76     $0.00     $0.00     $0.53     $2.29
MV200757     ORBOTS:WISH WORLD     VHS                               $1.76     $0.00     $0.00     $0.53     $2.29
MV200758     ORBOTS:PREHISTORIC     VHS                              $1.76     $0.00     $0.00     $0.53     $2.29
MV200759     ORBOTS:DREMLOKS     VHS                                 $1.76     $0.00     $0.00     $0.53     $2.29
MV200777     ALPHABET MURDERS, THE     VHS                           $3.05     $0.00     $0.00     $0.00     $3.05
MV200792     YANKEE DOOD DANDY-B/W     SILVER                        $3.47     $0.00     $0.00     $0.45     $3.92
MV200793     SWEET BIRD YOUTH     VHS                                $3.46     $0.00     $0.00     $0.00     $3.46
MV200795     HONEYMOON MACHINE, THE                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV200797     COURTSHIP EDDIE FATHER     VHS                          $3.36     $0.00     $0.00     $0.00     $3.36
MV200800     FLIPPER     VHS                                         $3.05     $0.00     $0.00     $0.00     $3.05
MV200805     LITTLE WOMEN - 1949     VHS                             $3.46     $0.00     $0.00     $0.00     $3.46
MV200806     NOTHING BUT TROUBLE                                     $2.73     $0.00     $0.00     $0.00     $2.73
MV200812     ORBOTS:ASTEROID     VHS                                 $1.76     $0.00     $0.00     $0.53     $2.29
MV200813     ORBOTS:RAID QUEEN     VHS                               $1.76     $0.00     $0.00     $0.53     $2.29
MV200842     XX LOVED ONE, THE     VHS                               $3.46     $0.00     $0.00     $0.00     $3.46
MV200848     INVISIBLE BOY, THE                                      $1.85     $0.00     $0.00     $0.00     $1.85
MV200852     TWO GIRLS & SAILOR     VHS     RED                      $3.47     $0.00     $0.00     $0.50     $3.97
MV200853     NEPTUNES DAUGHTER     VHS     RED                       $2.96     $0.00     $0.00     $0.50     $3.46
MV200856     DEVIL'S BROTHER, THE     VHS                            $3.05     $0.00     $0.00     $0.00     $3.05
MV200858     AIR RAID WARDENS                                        $2.73     $0.00     $0.00     $0.00     $2.73
MV200886     XX PANDAMONIUM:BEGINNING     VHS                        $1.76     $0.00     $0.00     $0.53     $2.29
MV200887     XX GILLIGAN PLANET     VHS                              $1.76     $0.00     $0.00     $0.53     $2.29
MV200890     CLOCK, THE     VHS                                      $3.05     $0.00     $0.00     $0.00     $3.05
MV200895     BLACKBOARD JUNGLE     VHS                               $3.19     $0.00     $0.00     $0.00     $3.19
MV200920     PARTY GIRL B/W     VHS                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV200930     XX BARNEY BEAR                                          $1.91     $0.00     $0.00     $0.53     $2.44
MV200931     XX MGM MAGIC:OUTDOORS     VHS                           $1.91     $0.00     $0.00     $0.53     $2.44
MV200949     TEA AND SYMPATHY     VHS                                $3.46     $0.00     $0.00     $0.00     $3.46
MV200960     FURY     VHS                                            $3.05     $0.00     $0.00     $0.00     $3.05
MV200965     SEA OF GRASS     VHS                                    $3.46     $0.00     $0.00     $0.00     $3.46
MV200975     ROUNDERS, THE                                           $3.01     $0.00     $0.00     $0.00     $3.01
MV200989     BUGS RIDING RABBIT     VHS                              $2.01     $0.00     $0.00     $0.53     $2.54
MV200991     XX PORKY:TOM TURK     VHS                               $2.01     $0.00     $0.00     $0.53     $2.54
MV201000     THREE GODFATHERS     VHS                                $3.22     $0.00     $0.00     $0.00     $3.22
MV201002     BATTLEGROUND B/W     VHS                                $3.36     $0.00     $0.00     $0.00     $3.36
MV201011     GRINCH STOLE XMAS     VHS                               $1.85     $0.00     $0.00     $0.00     $1.85
MV201031     WISE GUYS     VHS                                       $3.05     $0.00     $0.00     $0.00     $3.05
MV201068     SWAN     VHS                                            $3.22     $0.00     $0.00     $0.00     $3.22
MV201069     DESIGNING WOMAN                                         $3.36     $0.00     $0.00     $0.00     $3.36
MV201084     SON OF LASSIE     VHS                                   $3.19     $0.00     $0.00     $0.00     $3.19
MV201126     TORTILLA FLAT - CC                                      $3.19     $0.00     $0.00     $0.00     $3.19
MV201128     ASK ANY ONE                                             $3.15     $0.00     $0.00     $0.00     $3.15

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV201130     CONQUEST     VHS                                        $3.32     $0.00     $0.00     $0.00     $3.32
MV201131     RHAPSODY                                                $3.36     $0.00     $0.00     $0.00     $3.36
MV201155     STRATTON STORY, THE                                     $3.22     $0.00     $0.00     $0.00     $3.22
MV201171     MGM CARTOON CHRISTMAS     VHS                           $2.00     $0.00     $0.00     $0.00     $2.00
MV201182     ABOVE SUSPICION     VHS                                 $3.05     $0.00     $0.00     $0.00     $3.05
MV201184     PERIOD OF ADJUSTMENT                                    $3.32     $0.00     $0.00     $0.00     $3.32
MV201185     GLASS SLIPPER, THE     VHS                              $3.05     $0.00     $0.00     $0.00     $3.05
MV201193     LAST VOYAGE, THE                                        $3.05     $0.00     $0.00     $0.00     $3.05
MV201195     NIGHT DARK SHADOWS     VHS                              $3.05     $0.00     $0.00     $0.00     $3.05
MV201232     DAFFY!     VHS                                          $2.50     $0.00     $0.00     $0.00     $2.50
MV201233     BUGS!     VHS                                           $2.50     $0.00     $0.00     $0.00     $2.50
MV201235     ELMER!     VHS                                          $2.50     $0.00     $0.00     $0.00     $2.50
MV201236     PORKY!     VHS                                          $2.61     $0.00     $0.00     $0.00     $2.61
MV201264     XX CASABLANCA B/W     VHS                               $3.19     $0.00     $0.00     $0.00     $3.19
MV201279     ADV OF HUCK FINN-'60     VHS                            $3.22     $0.00     $0.00     $0.00     $3.22
MV201301     PLEASE DON'T EAT DAISIES     VHS                        $3.32     $0.00     $0.00     $0.00     $3.32
MV201349     STARRING TOM/JERRY     VHS                              $2.40     $0.00     $0.00     $0.00     $2.40
MV201364     BEAU BRUMMEL                                            $3.32     $0.00     $0.00     $0.00     $3.32
MV201365     CLARENCE CROSS EYED LION     VHS                        $3.05     $0.00     $0.00     $0.00     $3.05
MV201375     BATHING BEAUTY     RED                                  $3.09     $0.00     $0.00     $0.50     $3.59
MV201377     ADVENTURES OF ROBIN HOOD                                $3.19     $0.00     $0.00     $0.00     $3.19
MV201378     BIG SLEEP, THE     VHS                                  $3.32     $0.00     $0.00     $0.00     $3.32
MV201379     FOR ME AND MY GAL     VHS     RED                       $3.09     $0.00     $0.00     $0.50     $3.59
MV201390     TARZAN ESCAPES     VHS                                  $3.05     $0.00     $0.00     $0.00     $3.05
MV201391     SINGING NUN     VHS                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV201437     KEY LARGO B/W     SILVER                                $3.19     $0.00     $0.00     $0.00     $3.19
MV201451     CHRISTMAS CAROL CLR     VHS                             $2.79     $0.00     $0.00     $0.00     $2.79
MV201460     DATE WITH JUDY, A     VHS     RED                       $3.23     $0.00     $0.00     $0.50     $3.73
MV201470     CAPTAIN BLOOD     VHS                                   $3.36     $0.00     $0.00     $0.00     $3.36
MV201473     THEY DIED BOOTS ON B/W     VHS                          $4.30     $0.00     $0.00     $0.00     $4.39
MV201487     GIRL HAPPY     VHS     SILVER                           $3.06     $0.00     $0.00     $0.45     $3.51
MV201488     KISSIN COUSINS                                          $3.15     $0.00     $0.00     $0.00     $3.15
MV201489     SPINOUT     VHS     SILVER                              $2.96     $0.00     $0.00     $0.45     $3.41
MV201494     BUGS DAFFY:WARTIME     VHS                              $3.01     $0.00     $0.00     $0.00     $3.01
MV201496     JUST PLAIN DAFFY     VHS                                $2.50     $0.00     $0.00     $0.00     $2.50
MV201497     BUGS BUNNY CLASSICS     VHS                             $2.40     $0.00     $0.00     $0.00     $2.40
MV201498     TWEETY & SYLVESTER     VHS                              $2.50     $0.00     $0.00     $0.00     $2.50
MV201506     CAT'S EYE     VHS                                       $3.05     $0.00     $0.00     $0.00     $3.05
MV201510     CHARGE LIGHT BRIGADE     VHS                            $3.36     $0.00     $0.00     $0.00     $3.36
MV201541     SAN FRANCISCO CLR     VHS                               $3.36     $0.00     $0.00     $0.00     $3.36
MV201542     MALTESE FALCON CLR     VHS     SILVER                   $3.09     $0.00     $0.00     $0.45     $3.54
MV201543     PHILADELPHIA STORY-CLR     VHS     SILVER               $3.23     $0.00     $0.00     $0.45     $3.68
MV201544     THEY WERE EXPENDABLE CLR     VHS                        $4.24     $0.00     $0.00     $0.00     $4.24

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV201545     YANKEE DOOD DANDY-CLR     SILVER                        $3.47     $0.00     $0.00     $0.45     $3.92
MV201546     MALTESE FALCON B/W     SILVER                           $3.09     $0.00     $0.00     $0.45     $3.54
MV201567     PAT G/BLY KD UNCUT     VHS     SILVER                   $3.37     $0.00     $0.00     $0.45     $3.82
MV201568     ARSENIC OLD LACE B/W     VHS                            $3.36     $0.00     $0.00     $0.00     $3.36
MV201569     ARSENIC OLD LACE CLR     VHS     SILVER                 $3.27     $0.00     $0.00     $0.45     $3.72
MV201570     WHITE HEAT B/W                                          $3.32     $0.00     $0.00     $0.00     $3.32
MV201571     WHITE HEAT CLR     VHS     SILVER                       $3.23     $0.00     $0.00     $0.45     $3.68
MV201586     PUBLIC ENEMY     VHS                                    $2.96     $0.00     $0.00     $0.00     $2.96
MV201587     TREASURE SIERRA MADRE     VHS     SILVER                $3.47     $0.00     $0.00     $0.45     $3.92
MV201588     BOOM TOWN     VHS                                       $3.36     $0.00     $0.00     $0.00     $3.36
MV201612     ROARING 20'S B/W     VHS     SILVER                     $3.13     $0.00     $0.00     $0.45     $3.58
MV201614     ROARING 20'S CLR     VHS     SILVER                     $3.13     $0.00     $0.00     $0.45     $3.58
MV201617     KEY LARGO CLR     VHS                                   $3.19     $0.00     $0.00     $0.00     $3.19
MV201619     ANGELS DIRTY FACES B/W     VHS     SILVER               $3.06     $0.00     $0.00     $0.45     $3.51
MV201620     ANGELS DIRTY FACES CLR     VHS     SILVER               $3.06     $0.00     $0.00     $0.45     $3.51
MV201642     DR JEKYLL/HYDE-1932     VHS                             $3.15     $0.00     $0.00     $0.00     $3.15
MV201657     FASTEST GUITAR ALIVE     VHS                            $3.01     $0.00     $0.00     $0.00     $3.01
MV201664     TOM & JERRY 50TH-VOL1     VHS                           $2.50     $0.00     $0.00     $0.00     $2.50
MV201687     TEX AVERY SCREWBALL VOL 2     VHS                       $2.50     $0.00     $0.00     $0.00     $2.50
MV201698     DODGE CITY     VHS                                      $3.19     $0.00     $0.00     $0.00     $3.19
MV201699     JUAREZ     VHS                                          $3.46     $0.00     $0.00     $0.00     $3.46
MV201715     ANDY HARDY LOVE FINDS     VHS                           $3.05     $0.00     $0.00     $0.00     $3.05
MV201716     ANDY HARDY LIFE BEGING 4     VHS                        $3.19     $0.00     $0.00     $0.00     $3.19
MV201717     ANDY HARDY DEBUTANTE     VHS                            $3.01     $0.00     $0.00     $0.00     $3.01
MV201718     ANDY HARDY PRIVATE SEC     VHS                          $3.19     $0.00     $0.00     $0.00     $3.19
MV201719     ANDY HARDY SPRG FVR     VHS                             $3.01     $0.00     $0.00     $0.00     $3.01
MV201720     ANDY HARDY DBLE LFE     VHS                             $3.05     $0.00     $0.00     $0.00     $3.05
MV201755     TREASURE ISLAND-CLR     VHS                             $3.19     $0.00     $0.00     $0.00     $3.19
MV201767     BUGS VS ELMER     VHS                                   $2.40     $0.00     $0.00     $0.00     $2.40
MV201768     DAFFY DUCK & COMP     VHS                               $2.40     $0.00     $0.00     $0.00     $2.40
MV201769     PORKY PIG & COMPNY     VHS                              $2.61     $0.00     $0.00     $0.00     $2.61
MV201773     REUNION IN FRANCE     VHS                               $3.15     $0.00     $0.00     $0.00     $3.15
MV201800     DANGEROUS     VHS                                       $2.05     $0.00     $0.00     $0.00     $2.05
MV201801     XX DECEPTION     VHS                                    $3.32     $0.00     $0.00     $0.00     $3.32
MV201802     GREAT LIE, THE     VHS                                  $3.10     $0.00     $0.00     $0.00     $3.19
MV201803     IN THIS OUR LIFE     VHS                                $3.15     $0.00     $0.00     $0.00     $3.15
MV201804     MAN WHO CAME DINNER     VHS                             $3.32     $0.00     $0.00     $0.00     $3.32
MV201805     PETRIFIED FOREST     VHS                                $2.96     $0.00     $0.00     $0.00     $2.96
MV201807     STOLEN LIFE, A     VHS                                  $3.19     $0.00     $0.00     $0.00     $3.19
MV201814     SMALL TOWN GIRL     VHS     RED                         $2.96     $0.00     $0.00     $0.50     $3.46
MV201826     BORN TO DANCE     VHS     RED                           $3.13     $0.00     $0.00     $0.50     $3.63
MV201827     MEET ST LOUIS RSTD     VHS     RED                      $3.27     $0.00     $0.00     $0.50     $3.77
MV201828     LOVELY TO LOOK AT     VHS     RED                       $3.09     $0.00     $0.00     $0.50     $3.59


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV201842     XX MURDER MOST FOUL                                     $3.05     $0.00     $0.00     $0.00     $3.05
MV201843     XX MURDER AT THE GALLOP  VHS                            $2.96     $0.00     $0.00     $0.00     $2.96
MV201844     MURDER AHOY  VHS                                        $3.05     $0.00     $0.00     $0.00     $3.05
MV201845     CATERED AFFAIR, THE  VHS                                $3.05     $0.00     $0.00     $0.00     $3.05
MV201851     HIGH SIERRA B/W  VHS                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV201852     HIGH SIERRA CLR  VHS                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV201853     ACROSS THE PACIFIC  VHS                                 $3.15     $0.00     $0.00     $0.00     $3.15
MV201854     DARK PASSAGE  VHS                                       $3.22     $0.00     $0.00     $0.00     $3.22
MV201855     SEA HAWK B/W  VHS                                       $3.56     $0.00     $0.00     $0.00     $3.56
MV201856     SEA HAWK CLR  VHS                                       $3.56     $0.00     $0.00     $0.00     $3.56
MV201857     THEY DIED BOOTS ON CLR  VHS                             $4.39     $0.00     $0.00     $0.00     $4.39
MV201858     XX AMERICZN EMILY-CLR  VHS                              $3.36     $0.00     $0.00     $0.00     $3.36
MV201865     PRINCE & PAUPER  VHS                                    $3.36     $0.00     $0.00     $0.00     $3.36
MV201866     LASSIE COME HOME  VHS                                   $3.01     $0.00     $0.00     $0.00     $3.01
MV201873     CANTERVILLE GHOST  VHS                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV201874     BLOSSOMS IN DUST  VHS                                   $3.05     $0.00     $0.00     $0.00     $3.05
MV201875     NEXT VOICE YOU HEAR  VHS                                $2.96     $0.00     $0.00     $0.00     $2.96
MV201994     XX MURDER SHE SAID  VHS                                 $3.01     $0.00     $0.00     $0.00     $3.01
MV202002     AH, WILDERNESS  VHS                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV202005     BATTLEGROUND CLR  VHS                                   $3.36     $0.00     $0.00     $0.00     $3.36
MV202007     DESTINATION TOKYO B/W  VHS                              $4.24     $0.00     $0.00     $0.00     $4.24
MV202008     DESTINATION TOKYO CLR  VHS                              $4.24     $0.00     $0.00     $0.00     $4.24
MV202010     PATCH OF BLUE, A  VHS                                   $3.22     $0.00     $0.00     $0.00     $3.22
MV202038     RED SONJA  VHS                                          $3.01     $0.00     $0.00     $0.00     $3.01
MV202047     TEX AVERY SCREWBALL VOL 3  VHS                          $2.20     $0.00     $0.00     $0.00     $2.20
MV202049     TOM & JERRY 50TH-VOL2  VHS                              $2.20     $0.00     $0.00     $0.00     $2.20
MV202050     TOM & JERRY 50TH-VOL3  VHS                              $2.30     $0.00     $0.00     $0.00     $3.30
MV202051     HERE COMES DROOPY  VHS                                  $2.20     $0.00     $0.00     $0.00     $2.20
MV202054     MADAME CURIE                                            $3.46     $0.00     $0.00     $0.00     $3.46
MV202065     AS YOU DESIRE ME  VHS                                   $2.79     $0.00     $0.00     $0.00     $2.79
MV202066     MATA HARI (GARBO)  VHS                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV202067     SUSAN LENOX  VHS                                        $2.85     $0.00     $0.00     $0.00     $2.85
MV202068     PAINTED VEIL, THE  VHS                                  $3.01     $0.00     $0.00     $0.00     $3.01
MV202081     HUMORESQUE  VHS                                         $3.56     $0.00     $0.00     $0.00     $3.56
MV202082     BOMBSHELL  VHS                                          $3.15     $0.00     $0.00     $0.00     $3.15
MV202083     HUCKSTERS  VHS                                          $3.36     $0.00     $0.00     $0.00     $3.36
MV202085     TOO HOT TO HANDLE  VHS                                  $3.22     $0.00     $0.00     $0.00     $3.22
MV202092     VERY BEST BUGS  VHS                                     $2.10     $0.00     $0.00     $0.00     $2.10
MV202093     BUGS GREATEST HITS  VHS                                 $2.10     $0.00     $0.00     $0.00     $2.10
MV202094     BUGS FESTIVAL FUN  VHS                                  $2.10     $0.00     $0.00     $0.00     $2.10
MV202095     BUGS ON PARADE  VHS                                     $2.20     $0.00     $0.00     $0.00     $2.20
MV202097     BUGS BUNNY ZANIEST TOONS  VHS                           $2.30     $0.00     $0.00     $0.00     $2.30
MV202098     HERE COMES BUGS!  VHS                                   $2.30     $0.00     $0.00     $0.00     $2.30


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV202009     BUGS BUNNY H.WOOD LEGEND  VHS                           $2.30     $0.00     $0.00     $0.00     $2.30
MV202100     BUGS BUNNY COMEDY CLASSIC  VHS                          $2.30     $0.00     $0.00     $0.00     $2.30
MV202101     VERY BEST TOM & JERRY  VHS                              $2.20     $0.00     $0.00     $0.00     $2.20
MV202112     LONG LONG TRAILER  VHS                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV202113     COMMAND DECISION  VHS                                   $3.32     $0.00     $0.00     $0.00     $3.32
MV202119     IT HAPPENED IN BROOKLYN  VHS                            $3.19     $0.00     $0.00     $0.00     $3.19
MV202120     SAN ANTONIO  VHS                                        $3.22     $0.00     $0.00     $0.00     $3.22
MV202123     POSSESSED (1947)  VHS                                   $3.22     $0.00     $0.00     $0.00     $3.22
MV202134     OPPOSITE SEX, THE  VHS  RED                             $3.27     $0.00     $0.00     $0.50     $3.77
MV202135     TWO WEEKS WITH LOVE  VHS  RED                           $2.96     $0.00     $0.00     $0.50     $3.46
MV202136     STUDENT PRINCE (1954)  VHS                              $3.22     $0.00     $0.00     $0.00     $3.22
MV202139     SADIE MCKEE  VHS                                        $3.05     $0.00     $0.00     $0.00     $3.05
MV202143     DISRAELI (1929)                                         $3.01     $0.00     $0.00     $0.00     $3.01
MV202147     BANDWAGON (REMASTERED)  VHS                             $3.23     $0.00     $0.00     $0.50     $3.73
MV202149     CHALLENGE TO LASSIE  VHS                                $2.85     $0.00     $0.00     $0.00     $2.85
MV202151     FLIPPER'S NEW ADVENTURE  VHS                            $3.05     $0.00     $0.00     $0.00     $3.05
MV202152     GENERAL SPANKY  VHS                                     $2.79     $0.00     $0.00     $0.00     $2.79
MV202153     WATCH ON THE RHINE  VHS                                 $3.32     $0.00     $0.00     $0.00     $3.32
MV202154     BEYOND THE FOREST  VHS                                  $3.05     $0.00     $0.00     $0.00     $3.05
MV202155     SATAN MET A LADY  VHS                                   $2.79     $0.00     $0.00     $0.00     $2.79
MV202156     BRIDE CAME C.O.D.  VHS                                  $3.05     $0.00     $0.00     $0.00     $3.05
MV202158     COQUETTE                                                $2.85     $0.00     $0.00     $0.00     $2.85
MV202207     GREEN SLIME, THE  VHS                                   $3.05     $0.00     $0.00     $0.00     $3.05
MV202233     2001:SPACE ODYSSEY-LTBX  VHS                            $4.39     $0.00     $0.00     $0.00     $4.47
MV202250     LADY IN THE LAKE  VHS                                   $3.19     $0.00     $0.00     $0.00     $3.19
MV202252     LADY BE GOOD  VHS  RED                                  $3.23     $0.00     $0.00     $0.50     $3.73
MV202253     SUMMER HOLIDAY                                          $3.05     $0.00     $0.00     $0.00     $3.05
MV202254     GIVE A GIRL A BREAK  VHS  RED                           $2.86     $0.00     $0.00     $0.50     $3.36
MV202255     MEET ME IN LAS VEGAS  VHS                               $3.32     $0.00     $0.00     $0.00     $3.32
MV202256     I LOVE MELVIN  VHS  RED                                 $2.76     $0.00     $0.00     $0.50     $3.26
MV202264     ACTION IN NORTH ATLANTIC  VHS                           $3.56     $0.00     $0.00     $0.00     $3.56
MV202265     THEY DRIVE BY NIGHT  VHS                                $3.15     $0.00     $0.00     $0.00     $3.15
MV202268     LITTLE CAESAR  VHS                                      $2.85     $0.00     $0.00     $0.00     $2.85
MV202271     BROADWAY SERENADE  VHS                                  $3.32     $0.00     $0.00     $0.00     $3.32
MV202302     SHOWBOAT (1951 REMASTERED)  VHS                         $3.13     $0.00     $0.00     $0.50     $3.63
MV202319     HORN BLOWS AT MIDNIGHT, THE  VHS                        $2.85     $0.00     $0.00     $0.00     $2.85
MV202320     TOM & JERRY NIGHT XMAS  VHS                             $2.00     $0.00     $0.00     $0.00     $2.00
MV202322     MEN OF BOYS TOWN  VHS                                   $3.22     $0.00     $0.00     $0.00     $3.22
MV202325     KISS ME KATE (REMASTERED)  VHS                          $3.23     $0.00     $0.00     $0.50     $3.73
MV202345     FORBIDDEN PLANET (36TH ANNIV. REMASTER)  VHS            $3.15     $0.00     $0.00     $0.00     $3.15
MV202346     EDISON THE MAN  VHS                                     $3.22     $0.00     $0.00     $0.00     $3.22
MV202347     KEEPER OF THE FLAME  VHS                                $3.19     $0.00     $0.00     $0.00     $3.19
MV202348     SEVENTH CROSS, THE  VHS                                 $3.32     $0.00     $0.00     $0.00     $3.32

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV202349     UNDERCURRENT     VHS                                    $3.36     $0.00     $0.00     $0.00     $3.36
MV202350     WITHOUT LOVE     VHS                                    $3.32     $0.00     $0.00     $0.00     $3.32
MV202351     LOVE CRAZY     VHS                                      $3.15     $0.00     $0.00     $0.00     $3.15
MV202352     EAST SIDE WEST SIDE     VHS                             $3.22     $0.00     $0.00     $0.00     $3.22
MV202353     ROMANCE     VHS                                         $2.85     $0.00     $0.00     $0.00     $2.85
MV202354     INSPIRATION     VHS                                     $2.85     $0.00     $0.00     $0.00     $2.85
MV202358     FOREVER DARLING                                         $3.05     $0.00     $0.00     $0.00     $3.05
MV202360     GLASS BOTTOM BOAT                                       $3.32     $0.00     $0.00     $0.00     $3.32
MV202364     RELUCTANT DEBUTANE                                      $3.15     $0.00     $0.00     $0.00     $3.15
MV202366     ACROSS THE WIDE MISSOURI                                $2.85     $0.00     $0.00     $0.00     $2.85
MV202367     XX BETRAYED (1954)                                      $3.22     $0.00     $0.00     $0.00     $3.22
MV202368     XX CHAINED                                              $2.85     $0.00     $0.00     $0.00     $2.85
MV202369     HONKY TONK                                              $3.22     $0.00     $0.00     $0.00     $3.22
MV202371     MANHATTAN MELODRAMA                                     $3.05     $0.00     $0.00     $0.00     $3.05
MV202372     TEST PILOT                                              $3.36     $0.00     $0.00     $0.00     $3.36
MV202374     RECKLESS (1935)     VHS                                 $3.15     $0.00     $0.00     $0.00     $3.15
MV202375     SPENCER TRACY LEGACY     VHS                            $3.01     $0.00     $0.00     $0.00     $3.01
MV202376     DEAR MR GABLE (DOCUMENTARY)     VHS                     $2.40     $0.00     $0.00     $0.50     $2.40
MV202377     SECRET GARDEN, THE     VHS                              $3.05     $0.00     $0.00     $0.45     $3.05
MV202378     LAST TIME I SAW PARIS, THE     VHS                      $3.36     $0.00     $0.00     $0.00     $3.36
MV202380     WIFE VS. SECRETARY                                      $3.01     $0.00     $0.00     $0.00     $3.01
MV202391     PROJECT STRIGAS/NEVER  NEVR     VHS                     $3.19     $0.00     $0.00     $0.00     $3.19
MV202392     GAZEBO MAZE/YUKON AFFAIR     VHS                        $3.19     $0.00     $0.00     $0.00     $3.19
MV202393     DEADLY TOYS/MINUS X AFFAIR     VHS                      $3.19     $0.00     $0.00     $0.00     $3.19
MV202394     GALATEA/COME CASBAH AFFAIR     VHS                      $3.19     $0.00     $0.00     $0.00     $3.19
MV202395     OFF BROADWAY/TAKE ME LEADR     VHS                      $3.19     $0.00     $0.00     $0.00     $3.19
MV202396     CONCRETE OVERCOAT AFFAIR (2 PARTS)     VHS              $3.19     $0.00     $0.00     $0.00     $3.19
MV202397     FIVE DAUGHTERS AFFAIR     VHS                           $3.19     $0.00     $0.00     $0.00     $3.19
MV202398     7 WONDERS OF WORLD AFFAIR (2 PARTS)     VHS             $3.19     $0.00     $0.00     $0.00     $3.19
MV202401     FATHERS LITTLE DIVIDEND     VHS                         $2.96     $0.00     $0.00     $0.00     $2.96
MV202402     I DOOD IT     RED                                       $3.09     $0.00     $0.00     $0.50     $3.59
MV202404     BROADWAY MELODY-1936     VHS-RED                        $3.09     $0.00     $0.00     $0.50     $3.59
MV202405     PANAMA HATTIE     RED                                   $2.86     $0.00     $0.00     $0.50     $3.36
MV202409     GO FOR BROKE!     VHS                                   $3.05     $0.00     $0.00     $0.00     $3.05
MV202411     OBJECTIVE, BURMAI     VHS                               $4.39     $0.00     $0.00     $0.00     $4.39
MV202412     AIRFORCE     VHS                                        $3.46     $0.00     $0.00     $0.00     $3.46
MV202413     MEN OF THE FIGHTING LADY                                $2.06     $0.00     $0.00     $0.00     $2.96
MV202418     LAUREL & H LAUGHING 20     VHS                          $3.05     $0.00     $0.00     $0.00     $3.05
MV202419     EASTER PARADE  RED     VHS                              $3.09     $0.00     $0.00     $0.50     $3.59
MV202422     WATCH THE BIRDIE                                        $2.79     $0.00     $0.00     $0.00     $2.79
MV202423     A SOUTHERN YANKEE                                       $3.05     $0.00     $0.00     $0.00     $3.05
MV202428     PRODIGAL                                                $3.32     $0.00     $0.00     $0.00     $3.32
MV202431     LOST IN A HAREM-CC                                      $3.01     $0.00     $0.00     $0.00     $3.01


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV202434     RIO RITA (1042)                                         $3.05     $0.00     $0.00     $0.00     $3.05
MV202435     HOLLYWOOD PARTY-CC                                      $2.73     $0.00     $0.00     $0.00     $2.73
MV202436     NANCY GOES TO RIO  RED                                  $3.09     $0.00     $0.00     $0.50     $3.59
MV202437     THAT FORSYTHE WOMAN                                     $3.32     $0.00     $0.00     $0.00     $3.32
MV202438     KING'S ROW  VHS                                         $3.56     $0.00     $0.00     $0.00     $3.56
MV202439     FOUR DAUGHTERS  VHS                                     $3.05     $0.00     $0.00     $0.00     $3.05
MV202475     PASSAGE TO MARSEILLES  VHS                              $3.22     $0.00     $0.00     $0.00     $3.22
MV202476     MAN FROM UNCLE VOL8                                     $3.19     $0.00     $0.00     $0.00     $3.19
MV202477     MAN FROM UNCLE VOL10                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV202478     MAN FROM UNCLE VOL11                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV202479     MAN FROM UNCLE VOL12                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV202480     MAN FROM UNCLE VOL13                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV202481     MAN FROM UNCLE VOL14                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV202482     MAN FROM UNCLE VOL15                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV202483     MAN FROM UNCLE VOL16                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV202484     G-MEN B/W  VHS                                          $3.01     $0.00     $0.00     $0.00     $3.01
MV202485     CITY FOR CONQUEST  VHS                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV202486     DESPERATE JOURNEY  VHS                                  $3.22     $0.00     $0.00     $0.00     $3.22
MV202490     TOM & JERRY CARTOON CAVAL  VHS                          $2.20     $0.00     $0.00     $0.00     $2.20
MV202491     TOM & JERRY FESTIVAL FUN  VHS                           $2.20     $0.00     $0.00     $0.00     $2.20
MV202492     TOM & JERRY COMIC CAPERS  VHS                           $2.20     $0.00     $0.00     $0.00     $2.20
MV202493     TOM & JERRY ON PARADE  VHS                              $3.20     $0.00     $0.00     $0.00     $2.20
MV202494     TEX AVERY SCREWBALL VOL4  VHS                           $2.30     $0.00     $0.00     $0.00     $2.30
MV202495     DROOPY AND COMPANY  VHS                                 $2.20     $0.00     $0.00     $0.00     $2.20
MV202506     EVERYBODY SING  RED                                     $2.96     $0.00     $0.00     $0.50     $3.46
MV202507     LITTLE NELLIE KELLY  RED                                $3.06     $0.00     $0.00     $0.50     $3.56
MV202508     LISTEN, DARLING  RED                                    $2.76     $0.00     $0.00     $0.50     $3.26
MV202509     THOROUGHBREDS DON'T CRY  RED                            $2.86     $0.00     $0.00     $0.50     $3.36
MV202513     XX SEARCH                                               $3.19     $0.00     $0.00     $0.00     $3.19
MV202516     I AM FUGITIVE CHAIN GANG  VHS                           $3.05     $0.00     $0.00     $0.00     $3.05
MV202521     ALL THROUGH THE NIGHT                                   $3.22     $0.00     $0.00     $0.00     $3.22
MV202522     BATTLE CIRCUS                                           $3.05     $0.00     $0.00     $0.00     $3.05
MV202523     CHAIN LIGHTNING                                         $3.15     $0.00     $0.00     $0.00     $3.15
MV202524     CONFLICT                                                $3.01     $0.00     $0.00     $0.00     $3.01
MV202525     TWO MRS. CARROLLS                                       $3.15     $0.00     $0.00     $0.00     $3.15
MV202526     VIRGINIA CITY                                           $3.46     $0.00     $0.00     $0.00     $3.46
MV202531     BRIDE WORE RED  VHS                                     $3.19     $0.00     $0.00     $0.00     $3.19
MV202532     FLAMINGO ROAD  VHS                                      $3.15     $0.00     $0.00     $0.00     $3.15
MV202533     FORSAKING ALL OTHERS                                    $2.96     $0.00     $0.00     $0.00     $2.96
MV202534     LAST OF MRS. CHEYNEY '37  VHS                           $3.15     $0.00     $0.00     $0.00     $3.15
MV202535     MANNEQUIN                                               $3.15     $0.00     $0.00     $0.00     $3.15
MV202536     SHINING HOUR, THE  VHS                                  $2.85     $0.00     $0.00     $0.00     $2.85
MV202537     SUSAN AND GOD  VHS                                      $3.36     $0.00     $0.00     $0.00     $3.36


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV202538     WHEN LADIES MEET                                        $3.22     $0.00     $0.00     $0.00     $3.22
MV202539     SINGIN' IN RAIN-40TH ANN     VHS                        $3.27     $0.08     $0.00     $0.70     $4.05
MV202543     MIDSUMMER NIGHT'S DREAM                                 $1.85     $0.00     $0.00     $0.00     $1.85
MV202547     TENDER TRAP, THE                                        $3.32     $0.00     $0.00     $0.00     $3.32
MV202580     DUCHESS OF IDAHO                                        $3.15     $0.00     $0.00     $0.00     $3.15
MV202583     JUPITER'S DARLING                                       $3.15     $0.00     $0.00     $0.00     $3.15
MV202584     ON AN ISLAND WITH YOU                                   $3.22     $0.00     $0.00     $0.00     $3.22
MV202585     SKIRTS AHOY                                             $3.32     $0.00     $0.00     $0.00     $3.32
MV202586     THRILL OF A ROMANCE     VHS                             $3.19     $0.00     $0.00     $0.00     $3.19
MV202587     QUADRIPARTITE\GIUOCO PIANO AFFAIR     VHS               $3.19     $0.00     $0.00     $0.00     $3.19
MV202588     GREEN OPAL/DOVE AFFAIR     VHS                          $3.19     $0.00     $0.00     $0.00     $3.19
MV202589     BRAINKILLER AFFAIR\BATCAVE AFFAIR     VHS               $3.19     $0.00     $0.00     $0.00     $3.19
MV202590     ULTIMATE COMPUTER\ADRIATIC EXPRESS AFFAIR               $3.19     $0.00     $0.00     $0.00     $3.19
MV202591     VERY IMP ZOMB\DIPPY BLONDE     VHS                      $3.19     $0.00     $0.00     $0.00     $3.19
MV202592     DEADLY GOODESS\HULA DOLL AFFAIR     VHS                 $3.19     $0.00     $0.00     $0.00     $3.19
MV202593     COURAGE OF LASSIE     VHS                               $3.05     $0.00     $0.00     $0.00     $3.05
MV202594     IT'S A DOGS LIFE     VHS                                $3.01     $0.00     $0.00     $0.00     $3.01
MV202596     STORY OF SEABISCUIT, THE     VHS                        $3.05     $0.00     $0.00     $0.00     $3.05
MV202597     ZEBRA IN THE KITCHEN     VHS                            $3.05     $0.00     $0.00     $0.00     $3.05
MV202598     JOURNEY FOR MARGARET     VHS                            $2.96     $0.00     $0.00     $0.00     $2.96
MV202599     INSPECTOR GENERAL     VHS                               $3.19     $0.00     $0.00     $0.00     $3.19
MV202610     BEAST WITH FIVE FINGERS, THE     VHS                    $3.01     $0.00     $0.00     $0.00     $3.01
MV202611     MAD LOVE     VHS                                        $2.73     $0.00     $0.00     $0.00     $2.73
MV202612     MAST OF FU MANCHU, THE     VHS                          $2.73     $0.00     $0.00     $0.00     $2.73
MV202613     BUREAU OF MISSING PERSONS     VHS                       $2.79     $0.00     $0.00     $0.00     $2.79
MV202614     CABIN IN THE COTTON     VHS                             $2.05     $0.00     $0.00     $0.00     $2.05
MV202615     EX-LADY     VHS                                         $2.73     $0.00     $0.00     $0.00     $2.73
MV202616     JUNE BRIDE     VHS                                      $3.15     $0.00     $0.00     $0.00     $3.15
MV202617     KID GALAHAD (1937)     VHS                              $3.19     $0.00     $0.00     $0.00     $3.19
MV202618     SISTERS, THE     VHS                                    $3.15     $0.00     $0.00     $0.00     $3.15
MV202619     THAT CERTAIN WOMAN     VHS                              $3.05     $0.00     $0.00     $0.00     $3.05
MV202620     WINTER MEETING     VHS                                  $3.22     $0.00     $0.00     $0.00     $3.22
MV202623     BLESSED EVENT                                           $2.96     $0.00     $0.00     $0.00     $2.96
MV202624     EMPLOYEE'S ENTRANCE                                     $2.85     $0.00     $0.00     $0.00     $2.85
MV202625     FEMALE                                                  $2.61     $0.00     $0.00     $0.00     $2.61
MV202627     OUR MODERN MAIDENS                                      $2.85     $0.00     $0.00     $0.00     $2.85
MV202629     GEORGE WASHINGTON SLEPT HERE     VHS                    $3.05     $0.00     $0.00     $0.00     $3.05
MV202630     GUARDSMAN, THE     VHS                                  $2.96     $0.00     $0.00     $0.00     $2.96
MV202631     PRIVATE LIVES     VHS                                   $2.96     $0.00     $0.00     $0.00     $2.96
MV202632     STRANGE INTERLUDE     VHS                               $3.22     $0.00     $0.00     $0.00     $3.22
MV202633     BECAUSE YOU'RE MINE     VHS                             $3.19     $0.00     $0.00     $0.00     $3.19
MV202634     CAT AND THE FIDDLE, THE     VHS                         $3.01     $0.00     $0.00     $0.00     $3.01
MV202635     FIREFLY, THE     VHS                                    $3.67     $0.00     $0.00     $0.00     $3.67

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV202636     SWEET ADELINE     VHS                                   $3.01     $0.00     $0.00     $0.00     $3.01
MV202637     THAT MIDNIGHT KISS     VHS                              $3.15     $0.00     $0.00     $0.00     $3.15
MV202641     OPERATION CROSSBOW                                      $3.36     $0.00     $0.00     $0.00     $3.36
MV202644     UNTIL THEY SAIL     VHS                                 $3.15     $0.00     $0.00     $0.00     $3.15
MV202648     GIRL FROM MISSOURI, THE     VHS                         $2.79     $0.00     $0.00     $0.00     $2.79
MV202649     HOLD YOUR MAN     VHS                                   $3.01     $0.00     $0.00     $0.00     $3.01
MV202650     PERSONAL PROPERTY     VHS                               $2.96     $0.00     $0.00     $0.00     $2.96
MV202651     RIFF RAFF     VHS                                       $3.05     $0.00     $0.00     $0.00     $3.05
MV202652     SARATOGA     VHS                                        $3.05     $0.00     $0.00     $0.00     $3.05
MV202653     SUZY     VHS                                            $3.05     $0.00     $0.00     $0.00     $3.05
MV202655     THREE MEN ON A HORSE     VHS                            $3.01     $0.00     $0.00     $0.00     $3.01
MV202666     RICH YOUNG AND PRETTY                                   $3.15     $0.00     $0.00     $0.00     $3.15
MV202678     ANCHORS AWEIGH (REMASTERED)     VHS                     $4.30     $0.00     $0.00     $0.50     $4.80
MV202688     ATHENA                                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV202689     ROMEO & JULIET (1936)     VHS                           $3.56     $0.00     $0.00     $0.00     $3.56
MV202690     BARRETTS OF WIMPOLE ST     VHS                          $3.32     $0.00     $0.00     $0.00     $3.32
MV202701     TEXAS CARNIVAL     VHS                                  $2.85     $0.00     $0.00     $0.00     $2.85
MV202710     BADLANDERS, THE     VHS                                 $2.96     $0.00     $0.00     $0.00     $2.96
MV202716     GORGEOUS HUSSY, THE     VHS                             $3.19     $0.00     $0.00     $0.00     $3.19
MV202740     ON THE TOWN (REMASTERED)     RED                        $3.06     $0.00     $0.00     $0.50     $3.56
MV202746     I LIVE MY LIFE     VHS                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV202748     LADIES THEY TALK ABOUT                                  $2.73     $0.00     $0.00     $0.00     $2.73
MV202758     JAILHOUSE ROCK (COLORIZED)     VHS                      $3.56     $0.00     $0.00     $0.00     $3.15
MV202759     ELVIS LOST PERFORMANCES     VHS                         $2.50     $0.00     $0.00     $0.00     $2.50
MV202760     MGM:WHEN LION ROARS-VOL 1     VHS                       $3.46     $0.00     $0.00     $0.00     $3.46
MV202761     MGM:WHEN LION ROARS-VOL 2     VHS                       $3.46     $0.00     $0.00     $0.00     $3.46
MV202762     MGM:WHEN LION ROARS-VOL 3     VHS                       $3.46     $0.00     $0.00     $0.00     $3.46
MV202781     XX PICK A STAR                                          $2.79     $0.00     $0.00     $0.00     $2.79
MV202782     YELLOW CAB MAN                                          $2.96     $0.00     $0.00     $0.00     $2.96
MV202783     SPEAK EASILY                                            $2.96     $0.00     $0.00     $0.00     $2.96
MV202784     DOUGHBOYS                                               $2.96     $0.00     $0.00     $0.00     $2.96
MV202785     MGM'S BIG PARADE OF COMEDY                              $3.01     $0.00     $0.00     $0.00     $3.01
MV202819     ESCAPE ME NEVER                                         $3.10     $0.00     $0.00     $0.00     $3.19
MV202820     DAWN PATROL (1938)                                      $3.19     $0.00     $0.00     $0.00     $3.19
MV202822     EDGE OF DARKNESS                                        $3.46     $0.00     $0.00     $0.00     $3.46
MV202823     DIVE BOMBER                                             $3.67     $0.00     $0.00     $0.00     $3.67
MV202824     BACKGROUND TO DANGER                                    $2.96     $0.00     $0.00     $0.00     $2.96
MV202825     GENTLEMAN JIM                                           $3.22     $0.00     $0.00     $0.00     $3.22
MV202826     SHIP AHOY                                               $3.15     $0.00     $0.00     $0.00     $3.15
MV202827     BROADWAY RHYTHM                                         $3.36     $0.00     $0.00     $0.00     $3.36
MV202828     HONOLULU                                                $3.01     $0.00     $0.00     $0.00     $3.01
MV202829     GOING HOLLYWOOD                                         $2.96     $0.00     $0.00     $0.00     $2.96
MV202830     HOLIDAY IN MEXICO                                       $3.67     $0.00     $0.00     $0.00     $3.67


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV202831     WHISTLING IN THE DARK (1941)                            $2.85     $0.00     $0.00     $0.00     $2.85
MV202832     WHISTLING IN BROOKLYN                                   $3.01     $0.00     $0.00     $0.00     $3.01
MV202833     RASPUTIN AND THE EMPRESS                                $3.46     $0.00     $0.00     $0.00     $3.46
MV202834     GREEN PASTURES, THE (1936)                              $3.05     $0.00     $0.00     $0.00     $3.05
MV202835     VIVA VILLA                                              $3.32     $0.00     $0.00     $0.00     $3.32
MV202836     WHITE CLIFFS OF DOVER, THE                              $3.56     $0.00     $0.00     $0.00     $3.56
MV202837     OUR VINES HAVE TENDER GRAPES                            $3.22     $0.00     $0.00     $0.00     $3.22
MV202838     INTRUDER IN THE DUST                                    $3.01     $0.00     $0.00     $0.00     $3.01
MV202839     HALLELUJAH                                              $3.19     $0.00     $0.00     $0.00     $3.19
MV202840     SEA WOLF, THE                                           $3.01     $0.00     $0.00     $0.00     $3.01
MV202841     THREE COMRADES                                          $3.15     $0.00     $0.00     $0.00     $3.15
MV202843     FORTUNE AND MEN'S EYES     VHS                          $3.19     $0.00     $0.00     $0.00     $3.19
MV202844     ON BORROWED TIME     VHS                                $3.15     $0.00     $0.00     $0.00     $3.15
MV202845     MERRY WIDOW, THE (1952)                                 $3.22     $0.00     $0.00     $0.00     $3.22
MV202865     I LOVE YOU AGAIN                                        $1.85     $0.00     $0.00     $0.00     $1.85
MV202916     GOLDEN AGE OF LOONEY TUNES VOLUME #1                    $2.40     $0.00     $0.00     $0.00     $2.40
MV202917     GOLDEN AGE OF LOONEY TUNES VOLUME #2                    $2.40     $0.00     $0.00     $0.00     $2.40
MV202918     GOLDEN AGE OF LOONEY TUNES VOLUME #3                    $2.50     $0.00     $0.00     $0.00     $2.50
MV202919     GOLDEN AGE OF LOONEY TUNES VOLUME #4                    $2.50     $0.00     $0.00     $0.00     $2.50
MV202920     GOLDEN AGE OF LOONEY TUNES VOLUME #5                    $2.50     $0.00     $0.00     $0.00     $2.50
MV202922     GOLDEN AGE OF LOONEY TUNES VOLUME #6                    $2.40     $0.00     $0.00     $0.00     $2.40
MV202923     GOLDEN AGE OF LOONEY TUNES VOLUME #7                    $2.50     $0.00     $0.00     $0.00     $2.50
MV202924     GOLDEN AGE OF LOONEY TUNES VOLUME #8                    $2.40     $0.00     $0.00     $0.00     $2.40
MV202925     GOLDEN AGE OF LOONEY TUNES VOLUME #9                    $2.40     $0.00     $0.00     $0.00     $2.40
MV202926     GOLDEN AGE OF LOONEY TUNES VOLUME #10                   $2.40     $0.00     $0.00     $0.00     $2.40
MV202944     BOY MEETS GIRL                                          $1.85     $0.00     $0.00     $0.00     $1.85
MV202945     CAPTAINS OF THE CLOUDS                                  $1.85     $0.00     $0.00     $0.00     $1.85
MV202946     CEILING ZERO                                            $1.85     $0.00     $0.00     $0.00     $1.85
MV202947     DEVIL DOGS OF THE AIR                                   $1.85     $0.00     $0.00     $0.00     $1.85
MV202948     FIGHTING 69TH                                           $1.85     $0.00     $0.00     $0.00     $1.85
MV202950     DOUBLE WEDDING                                          $1.85     $0.00     $0.00     $0.00     $1.85
MV202951     SANTA FE TRAIL                                          $1.85     $0.00     $0.00     $0.00     $1.85
MV202952     FLIRTATION WALK                                         $1.85     $0.00     $0.00     $0.00     $1.85
MV202953     LOVE ON THE RUN                                         $1.85     $0.00     $0.00     $0.00     $1.85
MV202954     MRS. PARKINGTON                                         $1.85     $0.00     $0.00     $0.00     $1.85
MV202955     MINIVER STORY, THE                                      $1.85     $0.00     $0.00     $0.00     $1.85
MV202956     JULIA MISBEHAVES                                        $3.19     $0.00     $0.00     $0.00     $3.19
MV202959     WHEELER DEALERS, THE                                    $3.19     $0.00     $0.00     $0.00     $3.19
MV202963     YOUNG TOM EDISON                                        $3.01     $0.00     $0.00     $0.00     $3.01
MV202988     JOHNNY EAGER                                            $3.22     $0.00     $0.00     $0.00     $3.22
MV202989     SOMEWHERE I'LL FIND YOU                                 $3.22     $0.00     $0.00     $0.00     $3.22
MV202990     WEEKEND AT THE WALDORF                                  $3.67     $0.00     $0.00     $0.00     $3.67
MV202991     CASS TIMBERLANE                                         $3.36     $0.00     $0.00     $0.00     $3.36


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV202992    HOMECOMING                                              $3.32     $0.00     $0.00     $0.00     $3.32
MV202993    LATIN LOVERS                                            $3.22     $0.00     $0.00     $0.00     $3.22
MV202994    LIFE OF HER OWN, A                                      $3.22     $0.00     $0.00     $0.00     $3.22
MV202995    GIRL WHO HAD EVERYTHING, THE                            $2.79     $0.00     $0.00     $0.00     $2.79
MV202996    CONSPIRATOR                                             $3.01     $0.00     $0.00     $0.00     $3.01
MV202997    LOVE IS BETTER THAN EVER                                $2.86     $0.00     $0.00     $0.00     $2.96
MV202998    BIG HANGOVER, THE                                       $2.96     $0.00     $0.00     $0.00     $2.96
MV203016    MAN I LOVE, THE                                         $3.05     $0.00     $0.00     $0.00     $3.05
MV203019    SMILIN' THROUGH (1932)                                  $1.85     $0.00     $0.00     $0.00     $1.85
MV203023    MAGNIFICENT YANKEE, THE                                 $3.01     $0.00     $0.00     $0.00     $3.01
MV203024    ADVENTURES OF MARK TWAIN, THE                           $3.67     $0.00     $0.00     $0.00     $3.67
MV203025    LOOK FOR THE SILVER LINING                              $3.22     $0.00     $0.00     $0.00     $3.22
MV203036    WHISTLING IN DIXIE                                      $2.79     $0.00     $0.00     $0.00     $2.79
MV203037    OPERATOR 13                                             $3.01     $0.00     $0.00     $0.00     $3.01
MV203038    TODAY WE LIVE                                           $3.32     $0.00     $0.00     $0.00     $3.32
MV203041    TASK FORCE                                              $1.85     $0.00     $0.00     $0.00     $1.85
MV203047    TUNNEL OF LOVE, THE                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV203048    MATING GAME, THE                                        $3.15     $0.00     $0.00     $0.00     $3.15
MV203049    IT STARTED WITH A KISS                                  $3.19     $0.00     $0.00     $0.00     $3.19
MV203050    WHERE WERE YOU/LIGHTS OUT                               $3.05     $0.00     $0.00     $0.00     $3.05
MV203060    TARZAN FINDS A SON                                      $2.96     $0.00     $0.00     $0.00     $2.96
MV203061    TARZAN'S SECRET TREASURE                                $2.96     $0.00     $0.00     $0.00     $2.96
MV203062    TARZAN'S NEW YORK ADVENTURE                             $2.79     $0.00     $0.00     $0.00     $2.79
MV203081    LAUGHING SINNERS                                        $1.05     $0.00     $0.00     $0.00     $1.85
MV203103    2001: SPACE ODYSSEY--25TH ANNIV.*                       $1.76     $0.00     $0.00     $0.65     $2.49
MV203104    2001: SPACE ODYSSEY--25TH ANNIV. (LBX)*                 $4.61     $0.00     $0.00     $0.65     $5.34
MV203165    FREE AND EASY                                           $3.05     $0.00     $0.00     $0.00     $3.05
MV203166    WHAT! NO BEER?                                          $2.73     $0.00     $0.00     $0.00     $2.73
MV203845    ADAMS RIB CLR     VHS                                   $3.19     $0.00     $0.00     $0.00     $3.19
MV203846    FATHER OF BRIDE CLR     VHS                             $3.05     $0.00     $0.00     $0.00     $3.05
MV203851    BOYS TOWN     VHS                                       $3.05     $0.00     $0.00     $0.00     $3.05
MV203852    TEX AVERY SCREWBALL VOL 1     VHS                       $2.50     $0.00     $0.00     $0.00     $2.50
MV203853    STARRING BUGS BUNNY     VHS                             $2.40     $0.00     $0.00     $0.00     $2.40
MV203911    GABRIEL OVER THE WHITE HOUSE                            $3.01     $0.00     $0.00     $0.00     $3.01
MV203929    HILLS OF HOME, THE                                      $3.15     $0.00     $0.00     $0.00     $3.15
MV203930    PAINTED HILLS, THE                                      $2.73     $0.00     $0.00     $0.00     $2.73
MV203931    SUN COMES UP, THE                                       $3.05     $0.00     $0.00     $0.00     $3.05
MV203967    DIANE                                                   $3.32     $0.00     $0.00     $0.00     $3.32
MV203984    GYPSY COLT                                              $2.79     $0.00     $0.00     $0.00     $2.79
MV203985    BUSHBABY, THE                                           $3.19     $0.00     $0.00     $0.00     $3.19
MV203986    MAYA                                                    $3.05     $0.00     $0.00     $0.00     $3.05
MV203987    ATLANTIS, THE LOST CONTINENT                            $3.05     $0.00     $0.00     $0.00     $3.05
MV203094    HIGH SOCIETY (REMAST.)                                  $3.22     $0.00     $0.00     $0.00     $3.22


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV203995     GOOD NEWS (REMAST.)                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV203997     GREAT CARUSO (REMAST.)                                  $3.32     $0.00     $0.00     $0.00     $3.32
MV203998     KISMET (REMASTER)                                       $3.36     $0.00     $0.00     $0.00     $3.36
MV203999     ALEX IN WONDERLAND                                      $3.32     $0.00     $0.00     $0.00     $3.32
MV204401     SIDEWALKS OF NEW YORK                                   $2.85     $0.00     $0.00     $0.00     $2.85
MV204409     9 1/2 WEEKS (NEW FOOTAGE) (UNRATED)                     $3.36     $0.00     $0.00     $0.00     $3.36
MV300230     MGM CARTOON MAGIC     VHS                               $2.50     $0.00     $0.00     $0.00     $2.50
MV300272     BUTTERFIELD 8     VHS                                   $3.22     $0.00     $0.00     $0.00     $3.22
MV300307     KISS ME KATE     VHS     RED                            $3.23     $0.00     $0.00     $0.50     $3.73
MV300308     LES GIRLS     VHS                                       $3.23     $0.00     $0.00     $0.53     $3.76
MV300309     ANCHORS AWEIGH     VHS     RED                          $4.45     $0.00     $0.00     $0.50     $4.95
MV300321     BARKLEYS OF BROADWAT     VHS     RED                    $3.13     $0.00     $0.00     $0.50     $3.63
MV300374     ROSE MARIE (1936)     VHS                               $3.32     $0.00     $0.00     $0.00     $3.32
MV300375     BROTHERS KARAMAZOV     VHS                              $4.45     $0.00     $0.00     $0.53     $4.98
MV300399     KNIGHTS ROUND TABLE     VHS                             $3.36     $0.00     $0.00     $0.00     $3.36
MV300400     CIMARRON (1931)     VHS                                 $3.46     $0.00     $0.00     $0.00     $3.46
MV300408     RED BADGE COURAGE*     VHS                              $2.63     $0.00     $0.00     $0.53     $3.16
MV300472     CAMILLE    VHS                                          $3.22     $0.00     $0.00     $0.00     $3.22
MV300474     SAN FRANCISCO     VHS                                   $3.36     $0.00     $0.00     $0.00     $3.36
MV300480     NATIONAL VELVET     VHS                                 $3.46     $0.00     $0.00     $0.00     $3.46
MV300494     WATERLOO BRIDGE*     VHS                                $3.22     $0.00     $0.00     $0.00     $3.22
MV300500     YEARLING, THE     VHS                                   $3.56     $0.00     $0.00     $0.00     $3.56
MV300503     TAKE ME OUT BALLGAME     VHS--RED F                     $3.06     $0.00     $0.00     $0.50     $3.56
MV300505     ANNA KARENINA     VHS                                   $3.05     $0.00     $0.00     $0.00     $3.05
MV300507     SONG OF LOVE     VHS                                    $3.36     $0.00     $0.00     $0.00     $3.36
MV300511     NEVER SO FEW     SILVER                                 $3.37     $0.00     $0.00     $0.45     $3.82
MV300514     FAR FR MADDING CROWD     VHS--COPPER F                  $5.70     $0.00     $0.00     $0.45     $6.15
MV300531     QUEEN CHRISTINA     VHS                                 $3.15     $0.00     $0.00     $0.00     $3.15
MV300538     GREAT ZIEGFELD     VHS                                  $5.97     $0.00     $0.00     $0.45     $6.42
MV300558     CABIN IN THE SKY     VHS                                $3.15     $0.00     $0.00     $0.00     $3.15
MV300559     SMILIN' THROUGH*     VHS                                $3.19     $0.00     $0.00     $0.00     $3.19
MV300560     RED DUST     VHS                                        $2.96     $0.00     $0.00     $0.00     $2.96
MV300561     CHINA SEAS     VHS                                      $3.01     $0.00     $0.00     $0.00     $3.01
MV300567     GIRL CRAZY     VHS     RED                              $3.06     $0.00     $0.00     $0.50     $3.56
MV300568     ROSALIE     VHS                                         $3.46     $0.00     $0.00     $0.00     $3.46
MV300586     ADV OF DROOPY     VHS                                   $2.40     $0.00     $0.00     $0.00     $2.40
MV300606     MIN AND BILL     VHS                                    $2.63     $0.00     $0.00     $0.53     $3.16
MV300607     POSSESSED     VHS                                       $2.05     $0.00     $0.00     $0.00     $2.85
MV300608     THIN MAN, THE     VHS                                   $3.01     $0.00     $0.00     $0.00     $3.01
MV300609     MAYTIME     VHS                                         $3.67     $0.00     $0.00     $0.00     $3.67
MV300610     XX IDIOT'S DELIGHT     VHS                              $3.22     $0.00     $0.00     $0.00     $3.22
MV300611     WOMAN'S FACE, A     VHS                                 $3.22     $0.00     $0.00     $0.00     $3.22
MV300612     CITADEL, THE     VHS                                    $3.32     $0.00     $0.00     $0.00     $3.32


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV300626     DEEP IN MY HEART     VHS                                $3.50     $0.00     $0.00     $0.53     $4.11
MV300639     BAD DAY @ BLACK ROCK     VHS                            $2.96     $0.00     $0.00     $0.00     $2.96
MV300640     SOMEBODY UP LIKE ME     VHS                             $3.32     $0.00     $0.00     $0.00     $3.32
MV300649     DAVID COPPERFIELD     VHS                               $3.67     $0.00     $0.00     $0.00     $3.32
MV300650     FOUR HORSEMEN APOCALYPSE     VHS                        $4.61     $0.00     $0.00     $0.53     $5.14
MV300651     DR JEKYLL/HYDE--'41     VHS                             $3.32     $0.00     $0.00     $0.00     $3.32
MV300652     THREE MUSKETEERS*     VHS                               $3.56     $0.00     $0.00     $0.00     $3.56
MV300653     DRAGON SEED*     VHS                                    $4 54     $0.00     $0.00     $0.00     $4.54
MV300687     GOODBYE MR CHIPS--'39     VHS                           $3.32     $0.00     $0.00     $0.00     $3.32
MV300689     CHRISTMAS CAROL B/W     VHS                             $2.73     $0.00     $0.00     $0.00     $2.73
MV300743     ANTHONY ADVERSE     VHS                                 $4.14     $0.00     $0.00     $0.53     $4.67
MV300745     OF HUMAN BONDAGE     VHS                                $3.09     $0.00     $0.00     $0.53     $3.62
MV300746     HUMAN COMEDY, THE     VHS                               $3.27     $0.00     $0.00     $0.53     $3.80
MV300753     OUR GANG: DON'T LIE     VHS                             $2.40     $0.00     $0.00     $0.00     $2.40
MV300796     BILLY ROSE'S JUMBO                                      $3.56     $0.00     $0.00     $0.00     $3.56
MV300802     HOME FROM THE HILL     VHS                              $4.70     $0.00     $0.00     $0.00     $4.70
MV300804     MRS. MINIVER     VHS                                    $3.67     $0.00     $0.00     $0.00     $3.67
MV300820     AFTER THIN MAN     VHS                                  $3.32     $0.00     $0.00     $0.00     $3.32
MV300827     PRESENT LILI MARS     RED                               $3.09     $0.00     $0.00     $0.50     $3.59
MV300841     FATHER OF BRIDE B/W     VHS                             $3.22     $0.00     $0.00     $0.00     $3.22
MV300845     BIG STORE, THE     VHS                                  $3.15     $0.00     $0.00     $0.00     $3.15
MV300851     SUMMER STOCK     VHS     RED                            $3.37     $0.00     $0.00     $0.50     $3.87
MV300857     BONNIE SCOTLAND     VHS                                 $2.96     $0.00     $0.00     $0.00     $2.96
MV300860     IN GOOD OLD SUMMERTIME     VHS     RED                  $3.09     $0.00     $0.00     $0.50     $3.59
MV300861     WORDS AND MUSIC     VHS                                 $3.37     $0.00     $0.00     $0.53     $3.90
MV300862     EASY TO LOVE                                            $3.15     $0.00     $0.00     $0.00     $3.15
MV300863     DANGEROUS WHEN WET     VHS                              $3.15     $0.00     $0.00     $0.00     $3.15
MV300868     ANOTHER THIN MAN     VHS                                $3.19     $0.00     $0.00     $0.00     $3.19
MV300877     GOOD NEWS     VHS     RED                               $2.96     $0.00     $0.00     $0.50     $3.46
MV300891     ROBERTA     VHS                                         $3.22     $0.00     $0.00     $0.00     $3.22
MV300892     LIBELED LADY     VHS                                    $3.15     $0.00     $0.00     $0.00     $3.15
MV300893     MILLION $ MERMAID     VHS                               $3.32     $0.00     $0.00     $0.00     $3.32
MV300909     PAGAN LOVE SONG                                         $2.85     $0.00     $0.00     $0.00     $2.85
MV300959     BAD AND BEAUTIFUL     VHS                               $3.36     $0.00     $0.00     $0.50     $3.36
MV300961     RANDOM HARVEST     VHS                                  $3.56     $0.00     $0.00     $0.00     $3.56
MV300964     SOME CAME RUNNING     VHS                               $4.24     $0.00     $0.00     $0.00     $4.24
MV300967     SHADOW OF THIN MAN     VHS                              $3.15     $0.00     $0.00     $0.53     $3.15
MV300969     SONG OF THIN MAN     VHS                                $3.01     $0.00     $0.00     $0.00     $3.01
MV300970     THIN MAN GOES HOME     VHS                              $3.19     $0.00     $0.00     $0.00     $3.19
MV300976     BEST FOOT FORWARD     RED                               $2.96     $0.00     $0.00     $0.50     $3.46
MV300980     KIM (1950)     VHS                                      $3.32     $0.00     $0.00     $0.00     $3.32
MV300983     DUBARRY WAS A LADY     VHS                              $3.09     $0.00     $0.00     $0.53     $3.82
MV300984     THOUSANDS CHEER     VHS                                 $3.56     $0.00     $0.00     $0.00     $3.56


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV300985     GREAT WALTZ, THE (1938)     VHS                         $3.19     $0.00     $0.00     $0.00     $3.19
MV301001     POSTMAN RINGS 2X--B/W     VHS                           $3.32     $0.00     $0.00     $0.00     $3.32
MV301003     HARVEY GIRLS, THE     VHS     RED                       $3.09     $0.00     $0.00     $0.50     $3.59
MV301048     BROADWAY MELODY--1938     VHS                           $3.23     $0.00     $0.00     $0.53     $3.76
MV301049     YOLANDA & THIEF     VHS                                 $3.23     $0.00     $0.00     $0.53     $3.76
MV301052     THANK LUCKY STARS     VHS                               $3.67     $0.00     $0.00     $0.00     $3.67
MV301053     ITS FAIR WEATHER     VHS                                $3.09     $0.00     $0.00     $0.53     $3.62
MV301066     KAOS                                                    $5 09     $0.00     $0.00     $0.45     $6.44
MV301110     DANCING LADY     VHS     RED                            $2.96     $0.00     $0.00     $0.50     $3.46
MV301111     BROADWAY MELODY--1940     VHS     RED                   $3.09     $0.00     $0.00     $0.50     $3.59
MV301132     NORTHWEST PASSAGE     VHS                               $3.56     $0.00     $0.00     $0.00     $3.56
MV301148     MY DREAM IS YOURS     VHS                               $3.19     $0.00     $0.00     $0.00     $3.19
MV301149     RHAPSODY IN BLUE     VHS                                $4.39     $0.00     $0.00     $0.00     $4.39
MV301150     TOAST NEW ORLEANS     VHS                               $3.09     $0.00     $0.00     $0.53     $3.62
MV301163     CHRISTMAS CONNECTICUT     VHS                           $3.19     $0.00     $0.00     $0.00     $3.19
MV301164     SHOP AROUND CORNER     VHS                              $3.15     $0.00     $0.00     $0.00     $3.15
MV301189     THREE LITTLE WORDS     VHS     RED                      $3.09     $0.00     $0.00     $0.50     $3.59
MV301190     BELLE OF NEW YORK     VHS                               $2.96     $0.00     $0.00     $0.00     $2.96
MV301269     PAT AND MIKE     VHS                                    $3.15     $0.00     $0.00     $0.00     $3.15
MV301308     CORN IS GREEN, THE     VHS                              $3.36     $0.00     $0.00     $0.00     $3.36
MV301309     MARKED WOMAN     VHS                                    $3.15     $0.00     $0.00     $0.00     $3.15
MV301310     MR. SKEFFINGTON     VHS                                 $4.54     $0.00     $0.00     $0.00     $4.54
MV301311     OLD MAID, THE     VHS                                   $3.15     $0.00     $0.00     $0.00     $3.15
MV301312     DARK VICTORY     VHS                                    $3.22     $0.00     $0.00     $0.00     $3.22
MV301313     JEZEBEL     VHS                                         $3.22     $0.00     $0.00     $0.00     $3.22
MV301315     LETTER, THE     VHS                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV301316     NOW, VOYAGER     VHS                                    $3.36     $0.00     $0.00     $0.00     $3.36
MV301356     BIG PARADE (SILENT)     VHS                             $4.24     $0.00     $0.00     $0.00     $4.24
MV301357     CROWD, THE     VHS                                      $3.19     $0.00     $0.00     $0.00     $3.19
MV301358     FLESH & THE DEVEL     VHS                               $3.32     $0.00     $0.00     $0.00     $3.32
MV301359     WIND, THE     VHS                                       $2.06     $0.00     $0.00     $0.00     $2.96
MV301360     GREED     VHS                                           $4.24     $0.00     $0.00     $0.00     $4.24
MV301380     GUY NAMED JOE, A     VHS                                $3.67     $0.00     $0.00     $0.00     $3.67
MV301381     NEW MOON     VHS                                        $3.36     $0.00     $0.00     $0.00     $3.36
MV301400     EXECUTIVE SUITE     VHS                                 $3.19     $0.00     $0.00     $0.00     $3.19
MV301468     SWEETHEARTS      VHS                                    $3.32     $0.00     $0.00     $0.00     $3.32
MV301469     LIFE OF EMILE ZOLA VHS                                  $3.36     $0.00     $0.00     $0.00     $3.36
MV301474     BEN HUR (SILENT)     VHS                                $4.39     $0.00     $0.00     $0.00     $4.39
MV301484     I'LL CRY TOMORROW     VHS                               $3.36     $0.00     $0.00     $0.00     $3.36
MV301485     BITTERSWEET     VHS                                     $3.05     $0.00     $0.00     $0.00     $3.05
MV301492     BROADWAY MELODY--1929     VHS                           $3.19     $0.00     $0.00     $0.00     $3.19
MV301539     SHOW PEOPLE     VHS                                     $2.96     $0.00     $0.00     $0.00     $2.96
MV301552     TORCH SONG     VHS                                      $3.05     $0.00     $0.00     $0.00     $3.05


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV301566     CHOCOLATE SOLDIER     VHS                               $3.19     $0.00     $0.00     $0.00     $3.19
MV301579     POSTMAN RINGS 2X CLR     VHS                            $3.32     $0.00     $0.00     $0.00     $3.32
MV301505     ZIEGFELD GIRL     VHS                                   $4.54     $0.00     $0.00     $0.00     $4.54
MV301589     STRANGE CARGO     VHS                                   $3.32     $0.00     $0.00     $0.00     $3.32
MV301590     MERRY WIDOW, THE     VHS                                $3.15     $0.00     $0.00     $0.00     $3.15
MV301591     I MARRIED AN ANGEL     VHS                              $3.01     $0.00     $0.00     $0.00     $3.01
MV301592     GIRL GOLDEN WEST     VHS                                $3.46     $0.00     $0.00     $0.00     $3.46
MV301644     PRISONER OF ZENDA (1937)     VHS                        $3 19     $0.00     $0.00     $0.00     $3.19
MV301656     XX WIZARD OZ 50TH ANNIV     VHS                         $3.36     $0.00     $0.00     $0.00     $3.36
MV301665     CHAMP, THE (1931)     VHS                               $3.01     $0.00     $0.00     $0.00     $3.01
MV301672     42ND STREET B/W     VHS     RED                         $2.96     $0.00     $0.00     $0.00     $3.46
MV301673     GOLD DIGGERS 1933     VHS                               $3.19     $0.00     $0.00     $0.00     $3.19
MV301674     GOLD DIGGERS 1935    VHS                                $3.15     $0.00     $0.00     $0.00     $3.15
MV301675     DAMES     VHS                                           $3.19     $0.00     $0.00     $0.00     $3.19
MV301676     FOOTLIGHT PARADE     VHS                                $3.32     $0.00     $0.00     $0.00     $3.32
MV301677     BABES ON BROADWAY     VHS                               $3.36     $0.00     $0.00     $0.00     $3.36
MV301731     42ND STREET CLR     RED                                 $2.96     $0.00     $0.00     $0.50     $3.46
MV301732     XX WIZARD OZ 50TH--SPANISH     VHS                      $3.19     $0.00     $0.00     $0.00     $3.19
MV301742     MILDRED PIERCE     VHS                                  $3.32     $0.00     $0.00     $0.00     $3.32
MV301757     SHOWBOAT (1936)     VHS                                 $3.32     $0.00     $0.00     $0.00     $3.32
MV301758     SERGEANT YORK     VHS                                   $3.67     $0.00     $0.00     $0.00     $3.67
MV301761     STORY LOUIS PASTEUR     VHS                             $3.01     $0.00     $0.00     $0.00     $3.01
MV301774     FOUNTAINHEAD, THE     VHS                               $3.32     $0.00     $0.00     $0.00     $3.32
MV301822     TWO FACED WOMAN     VHS                                 $3.05     $0.00     $0.00     $0.00     $3.05
MV301823     MARIE ANTOINETTE     VHS                                $4.54     $0.00     $0.00     $0.00     $4.54
MV302069     NIGHT NURSE     VHS                                     $2.79     $0.00     $0.00     $0.00     $2.79
MV302070     BABY FACE     VHS                                       $2.79     $0.00     $0.00     $0.00     $2.79
MV302071     LADY KILLER                                             $2.85     $0.00     $0.00     $0.00     $2.85
MV302072     THREE ON A MATCH                                        $2.73     $0.00     $0.00     $0.00     $2.73
MV302073     BLONDE CRAZY     VHS                                    $2.96     $0.00     $0.00     $0.00     $2.96
MV302074     RED HEADED WOMAN                                        $2.96     $0.00     $0.00     $0.00     $2.96
MV302075     DANCE FOOLS DANCE     VHS                               $2.96     $0.00     $0.00     $0.00     $2.96
MV302076     HEORES FOR SALE     VHS                                 $2.79     $0.00     $0.00     $0.00     $2.79
MV302137     DIVORCEE, THE     VHS                                   $2.96     $0.00     $0.00     $0.00     $2.96
MV302141     SIN OF MADELEINE CLAUDET, THE     VHS                   $2.85     $0.00     $0.00     $0.00     $2.85
MV302142     FREE SOUL, A     VHS                                    $3.05     $0.00     $0.00     $0.00     $3.05
MV302159     CAMERAMAN, THE     VHS                                  $2.73     $0.00     $0.00     $0.00     $2.73
MV302160     STUDENT PRINCE HEIDEL                                   $3.22     $0.00     $0.00     $0.00     $3.22
MV302161     WOMAN OF AFFAIRS, A     VHS                             $3.15     $0.00     $0.00     $0.00     $3.15
MV302162     DON JUAN '26/SHORTS     VHS                             $3.32     $0.00     $0.00     $0.00     $3.32
MV302209     SINGLE STANDARD, THE     VHS                            $2.79     $0.00     $0.00     $0.00     $2.79
MV302210     OUR DANCING DAUGHTERS     VHS                           $2.96     $0.00     $0.00     $0.00     $2.96
MV302259     KISS, THE     VHS                                       $2.61     $0.00     $0.00     $0.00     $2.61


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV302270     NIGHT AND DAY     VHS                                   $3.56     $0.00     $0.00     $0.00     $3.56
MV302299     MYSTERIOUS LADY, THE     VHS                            $3.15     $0.00     $0.00     $0.00     $3.15
MV302300     SPITE MARRIAGE     VHS                                  $2.85     $0.00     $0.00     $0.00     $2.85
MV302308     IT'S A DATE     VHS                                     $3.19     $0.00     $0.00     $0.00     $3.19
MV302309     HOLLYWOOD CANTEEN     VHS                               $3.46     $0.00     $0.00     $0.00     $3.46
MV302311     IT'S A GREAT FEELING                                    $3.01     $0.00     $0.00     $0.00     $3.01
MV302312     JAZZ SINGER, THE     VHS                                $3.01     $0.00     $0.00     $0.00     $3.01
MV302313     ROMANCE ON THE HIGH SEAS     VHS                        $3 15     $0.00     $0.00     $0.00     $3.15
MV302382     CHRISTMAS CARTOON GIFTPAK     VHS                       $5.76     $0.00     $0.00     $3.93     $9.69
MV302609     CASABLANCA 50TH     VHS                                 $3.58     $0.08     $0.00     $0.31     $3.96
MV400115     NINOTCHKA     VHS                                       $3.32     $0.00     $0.00     $0.00     $3.32
MV400146     TOM & JERRY II     VHS                                  $2.40     $0.00     $0.00     $0.43     $2.83
MV400298     XX TOM AND JERRY III     VHS                            $2.52     $0.00     $0.00     $0.43     $2.95
MV400430     TOM THUMB                                               $2.96     $0.00     $0.00     $0.43     $3.39
MV400450     MUTINY BOUNTY--'35 GABLE     VHS                        $3.67     $0.00     $0.00     $0.00     $3.67
MV400473     GASLIGHT     VHS                                        $3.32     $0.00     $0.00     $0.00     $3.32
MV400495     XX WILD ORCHIDS                                         $3.36     $0.00     $0.00     $0.00     $3.36
MV400498     ANNA CHRISTIE     VHS                                   $3.01     $0.00     $0.00     $0.00     $3.01
MV400506     WOMEN, THE     VHS                                      $3.67     $0.00     $0.00     $0.00     $3.67
MV400533     DINNER AT EIGHT     VHS                                 $3.32     $0.00     $0.00     $0.00     $3.32
MV400555     KNUTE ROCKNE                                            $3.06     $0.00     $0.00     $0.43     $3.49
MV400564     GRAND HOTEL     VHS                                     $3.32     $0.00     $0.00     $0.00     $3.32
MV400565     STRIKE UP THE BAND     VHS     RED                      $3.37     $0.00     $0.00     $0.50     $3.87
MV400566     PICTURE DORIAN GRAY     VHS                             $3.32     $0.00     $0.00     $0.00     $3.32
MV400585     BABES IN ARMS     VHS                                   $3.05     $0.00     $0.00     $0.00     $3.05
MV402283     GIGI/AMERICAN IN PARIS     VHS     2-PAK                $6.59     $0.00     $0.00     $0.25     $6.84
MV500009     NIGHT AT THE OPERA     VHS                              $3.05     $0.00     $0.00     $0.00     $3.05
MV500010     ADAM'S RIB B/W     VHS                                  $3.19     $0.00     $0.00     $0.00     $3.19
MV500011     JAILHOUSE ROCK                                          $3.15     $0.00     $0.00     $0.00     $3.15
MV500032     TREASURE ISLAND--B/W     VHS     SILVER                 $3.00     $0.00     $0.00     $0.45     $3.54
MV500043     TARZAN APEMAN (ORIGINAL)     VHS                        $3.19     $0.00     $0.00     $0.00     $3.19
MV500053     ADV OF HUCK FINN     VHS                                $3.01     $0.00     $0.00     $0.00     $3.01
MV500058     CAPTAIN'S COURAGEOUS   VHS                              $3.36     $0.00     $0.00     $0.00     $3.36
MV500059     PHILADELPHIA STORY--B/W     SILVER                      $3.23     $0.00     $0.00     $0.45     $3.68
MV500064     DAY AT RACES, A     VHS                                 $3.22     $0.00     $0.00     $0.00     $3.22
MV500079     ABBOT/COSTELLO/HLYWD     VHS                            $2.86     $0.00     $0.00     $0.43     $3.29
MV500085     GO WEST     VHS                                         $2.96     $0.00     $0.00     $0.00     $2.96
MV500103     CLOWN, THE     VHS                                      $3.05     $0.00     $0.00     $0.00     $3.05
MV500114     PRIDE AND PREJUDICE     VHS                             $3.36     $0.00     $0.00     $0.00     $3.36
MV500121     AT THE CIRCUS     VHS                                   $3.01     $0.00     $0.00     $0.00     $3.01
MV500155     PHANTOM TOLLBOOTH     VHS                               $3.01     $0.00     $0.00     $0.00     $3.01
MV600001     WIZARD OF OZ     VHS                                    $3.19     $0.08     $0.00     $0.00     $3.27
MV600006     AMERICAN IN PARIS     VHS     RED                       $3.23     $0.00     $0.00     $0.50     $3.73


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV600007     THAT'S ENTERTAINMENT 1     VHS--RED FOIL                $4.14     $0.00     $0.00     $0.50     $4.64
MV600012     NETWORK     VHS                                         $3.46     $0.00     $0.00     $0.00     $3.46
MV600013     COMA     VHS                                            $3.23     $0.00     $0.00     $0.43     $3.66
MV600014     SUNSHINE BOYS     VHS     SILVER                        $3.23     $0.00     $0.00     $0.45     $3.68
MV600015     BLOW UP     VHS                                         $3.19     $0.00     $0.00     $0.00     $3.19
MV600034     CHAMP, THE (1979)     VHS                               $3.27     $0.00     $0.00     $0.43     $3.70
MV600037     FORMULA, THE     VHS                                    $3.36     $0.00     $0.00     $0.00     $3.36
MV600041     XX FORBIDDEN PLANET--OLD     VHS                        $3 06     $0.00     $0.00     $0.45     $3.51
MV600047     XX HIDE IN PLAIN SIGHT     VHS                          $3.05     $0.00     $0.00     $0.00     $3.05
MV600055     MOGAMBO     VHS                                         $3.36     $0.00     $0.00     $0.00     $3.36
MV600057     ON THE TOWN     VHS     RED                             $3.09     $0.00     $0.00     $0.50     $3.59
MV600060     CAT HOT TIN ROOF     VHS                                $3.22     $0.00     $0.00     $0.00     $3.22
MV600067     GREAT CARUSO, THE     VHS     RED                       $3.13     $0.00     $0.00     $0.50     $3.63
MV600068     LOLITA                                                  $4.70     $0.00     $0.00     $0.00     $4.70
MV600070     SOYLENT GREEN     VHS                                   $3.15     $0.00     $0.00     $0.00     $3.15
MV600078     TALE OF TWO CITIES     VHS                              $3.46     $0.00     $0.00     $0.00     $3.46
MV600080     NIGHT OF THE IGUANA     VHS                             $3.36     $0.00     $0.00     $0.00     $3.36
MV600082     LOGAN'S RUN     VHS                                     $3.36     $0.00     $0.00     $0.00     $3.36
MV600083     ROYAL WEDDING     VHS     RED                           $3.06     $0.00     $0.00     $0.50     $3.56
MV600084     LITTLE WOMEN--1933     VHS                              $3.36     $0.00     $0.00     $0.00     $3.36
MV600092     IVANHOE     VHS                                         $3.22     $0.00     $0.00     $0.00     $3.22
MV600093     WOMAN OF THE YEAR     VHS                               $3.56     $0.00     $0.00     $0.00     $3.56
MV600097     WESTWORLD     VHS     SILVER                            $2.92     $0.00     $0.00     $0.45     $3.37
MV600102     MADAME BOVARY                                           $3.23     $0.00     $0.00     $0.53     $3.76
MV600104     NORTH BY NORTHWEST     VHS                              $4.24     $0.00     $0.00     $0.00     $4.24
MV600116     VIVA LAS VEGAS     VHS     SILVER                       $2.92     $0.00     $0.00     $0.45     $3.37
MV600120     GOOD EARTH, THE     VHS                                 $4.24     $0.00     $0.00     $0.00     $4.24
MV600129     DEMON SEED     VHS                                      $3.15     $0.00     $0.00     $0.00     $3.15
MV600131     PRISONER OF ZENDA     VHS                               $3.19     $0.00     $0.00     $0.00     $3.19
MV600135     CINCINNATI KID     VHS                                  $3.09     $0.00     $0.00     $0.43     $3.52
MV600152     TIME MACHINE, THE     VHS     SILVER                    $3.09     $0.00     $0.00     $0.45     $3.54
MV600153     ELVIS ON TOUR                                           $3.05     $0.00     $0.00     $0.00     $3.05
MV600158     XX VERY PRIVATE AFFAIR     VHS                          $2.96     $0.00     $0.00     $0.43     $3.39
MV600159     PAT GARRETT--KID     VHS                                $3.37     $0.00     $0.00     $0.43     $3.80
MV600160     ICE STATION ZEBRA     SILVER                            $4.45     $0.00     $0.00     $0.45     $4.90
MV600167     SHOWBOAT (1951)     VHS     RED                         $3.13     $0.00     $0.00     $0.50     $3.63
MV600173     ZIEGFELD FOLLIES     VHS     RED                        $3.23     $0.00     $0.00     $0.50     $3.73
MV600174     VILLAGE OF DAMNED     VHS                               $2.76     $0.00     $0.00     $0.43     $3.19
MV600185     SINGIN' IN RAIN     VHS     RED                         $3.09     $0.00     $0.00     $0.50     $3.59
MV600192     INVITATION TO DANCE     VHS     RED                     $2.96     $0.00     $0.00     $0.50     $3.46
MV600196     ZABRISKIE POINT     VHS                                 $3.32     $0.00     $0.00     $0.00     $3.32
MV600207     XX CORVETTE SUMMER     VHS                              $3.22     $0.00     $0.00     $0.00     $3.22
MV600220     XX HE KNOWS YOU'RE ALONE                                $3.05     $0.00     $0.00     $0.00     $3.05


METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV600256     EASTER PARADE     VHS     RED                           $3.09     $0.00     $0.00     $0.50     $3.59
MV600257     XX RISE & FALL 3RD REICH                                $3.22     $0.00     $0.00     $0.00     $3.22
MV600263     MAN LOVED CAT DANCING     VHS                           $3.46     $0.00     $0.00     $0.00     $3.46
MV600292     HIGH SOCIETY     VHS     RED                            $3.13     $0.00     $0.00     $0.50     $3.63
MV600296     XX INTERNATIONAL VELVET     VHS                         $3.56     $0.00     $0.00     $0.00     $3.56
MV600305     WILD ROVERS     VHS                                     $4.14     $0.00     $0.00     $0.43     $4.57
MV600310     LILI                                                    $2.96     $0.00     $0.00     $0.00     $2.96
MV600316     HERO AT LARGE                                           $3.19     $0.00     $0.00     $0.00     $3.19
MV600371     NAUGHTY MARIETTA     VHS                                $3.22     $0.00     $0.00     $0.00     $3.22
MV600388     HEARTS OF THE WEST     VHS                              $3.09     $0.08     $0.00     $0.43     $3.52
MV600419     WHERE THE BOYS ARE     VHS                              $3.09     $0.00     $0.00     $0.43     $3.52
MV600422     DEATH CENTERFOLD*    VHS                                $3.06     $0.00     $0.00     $0.43     $3.49
MV600429     XX MRS. BROWN DAUGHTER                                  $3.06     $0.00     $0.00     $0.43     $3.49
MV600452     XX HYSTERIA     VHS                                     $2.92     $0.00     $0.00     $0.43     $3.35
MV600467     AROUND WORLD/SEA                                        $3.23     $0.00     $0.00     $0.43     $3.66
MV600475     IT HAPPEN WORLDS FAIR     VHS                           $3.22     $0.00     $0.00     $0.00     $3.22
MV600478     SPEEDWAY     VHS                                        $3.05     $0.00     $0.00     $0.00     $3.05
MV600485     DOUBLE TROUBLE     VHS                                  $3.05     $0.00     $0.00     $0.00     $3.05
MV600486     HARUM SCARUM     FHS     SILVER                         $2.92     $0.00     $0.00     $0.45     $3.37
MV600520     NAKED SPUR, THE     VHS                                 $3.05     $0.00     $0.00     $0.00     $3.05
MV600578     UNSINKABLE MOLLY BROWN     VHS--ED F                    $3.47     $0.00     $0.00     $0.50     $3.97
MV600862     WIND & THE LION, THE     VHS                            $3.36     $0.00     $0.00     $0.00     $3.36
MV600687     7 FACES OF DR. LAO     VHS                              $3.19     $0.00     $0.00     $0.00     $3.19
MV600727     GREEN DOLPHIN ST     VHS                                $4.39     $0.00     $0.00     $0.00     $4.39
MV600747     TO HAVE & HAVE NOT     VHS                              $3.19     $0.00     $0.00     $0.00     $3.19
MV600748     ADV OF DON JUAN--'49     VHS                            $3.23     $0.00     $0.00     $0.43     $3.66
MV600749     ALL THIS & HEAVEN     VHS                               $4.39     $0.00     $0.00     $0.00     $4.39
MV600781     JOHNNY BELINDA     VHS                                  $3.19     $0.00     $0.00     $0.00     $3.19
MV600843     FREAKS     VHS                                          $2.73     $0.00     $0.00     $0.00     $2.73
MV600847     THEY WERE EXPENDABLE B/W     VHS                        $4.24     $0.00     $0.00     $0.00     $4.24
MV600850     RIDE HIGH COUNTRY     VHS                               $3.05     $0.00     $0.00     $0.00     $3.05
MV600881     STRAWBERRY BLOND     VHS                                $3.15     $0.00     $0.00     $0.00     $3.15
MV600883     OKLAHOMA KID, THE                                       $2.96     $0.00     $0.00     $0.00     $2.96
MV600903     XX HAUNTING     VHS                                     $3.32     $0.00     $0.00     $0.00     $3.32
MV600904     DEVIL DOLL, THE     VHS                                 $2.85     $0.00     $0.00     $0.00     $2.85
MV600905     MARK OF VAMPIRE     VHS                                 $2.61     $0.00     $0.00     $0.00     $2.61
MV600927     BATAAN     VHS                                          $3.36     $0.00     $0.00     $0.00     $3.36
MV600928     THIRTY SECONDS TOKYO     VHS                            $4.24     $0.00     $0.00     $0.00     $4.24
MV601159     DR X     VHS                                            $2.85     $0.00     $0.00     $0.00     $2.85
MV601160     MYSTERY WAX MUSEUM     VHS                              $2.85     $0.00     $0.00     $0.00     $2.85
MV602751     TRACY & HEPBURN GIFT SET                                $9.81     $0.00     $0.00     $2.76    $12.57
MV602758     CLARK GABLE GIFT SET                                   $10.29     $0.00     $0.00     $2.76    $13.05
MV602763     MGM: WHEN LION ROARS (3 PACK)     VHS                  $10.29     $0.00     $0.00     $2.82    $13.11

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                 BASE PRICE    MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL. STD)   VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  -----------   ------     -----  --------  --------
MV700002     2001: SPACE ODYSSEY     VHS                             $4.24     $0.00     $0.00     $0.00     $4.32
MV700008     DIRTY DOZEN, THE     VHS                                $4.70     $0.00     $0.00     $0.00     $4.70
MV700027     FAME     VHS                                            $3.87     $0.00     $0.00     $0.00     $3.67
MV700040     BRIGADOON     VHS     RED                               $3.13     $0.00     $0.00     $0.50     $3.63
MV700050     GIGI     VHS     RED                                    $3.27     $0.00     $0.00     $0.50     $3.77
MV700051     SILK STOCKINGS     VHS     RED                          $3.27     $0.00     $0.00     $0.50     $3.77
MV700063     BELLS ARE RINGING     VHS     RED                       $3.47     $0.00     $0.00     $0.50     $3.97
MV700069     GOODBYE GIRL, THE     VHS                               $3.32     $0.00     $0.00     $0.00     $3.32
MV700074     CLASH OF THE TITANS     VHS                             $3.36     $0.00     $0.00     $0.00     $3.36
MV700075     THAT'S ENTERTAINMENT 2     VHS     RED F                $3.58     $0.00     $0.00     $0.50     $4.08
MV700091     SEVEN BRIDES/BROTHERS                                   $3.19     $0.00     $0.00     $0.00     $3.19
MV700094     TILL CLOUDS ROLL BY     VHS     RED                     $4.15     $0.00     $0.00     $0.50     $4.65
MV700101     PIRATE, THE     VHS     RED                             $3.09     $0.00     $0.00     $0.50     $3.59
MV700113     BANDWAGON     VHS     RED                               $3.23     $0.00     $0.00     $0.50     $3.73
MV700127     TELEFON     VHS     SILVER                              $3.06     $0.00     $0.00     $0.45     $3.51
MV700130     KISMET     VHS     RED                                  $3.23     $0.00     $0.00     $0.50     $3.73
MV700137     WHERE EAGLES DARE     VHS     SILVER                    $4.76     $0.00     $0.00     $0.45     $5.21
MV700163     RYANS DAUGHTER     VHS     DBLCPR                       $6.19     $0.00     $0.00     $0.45     $6.64
MV700168     KELLYS HEROES     VHS                                   $4.54     $0.00     $0.00     $0.00     $4.54
MV700191     SHAFT     VHS     SILVER                                $3.09     $0.00     $0.00     $0.45     $3.54
MV700277     SANDPIPER, THE     VHS                                  $3.36     $0.00     $0.00     $0.00     $3.36
MV700326     KING OF KINGS     VHS     DBLCPR                        $5.74     $0.00     $0.00     $0.45     $6.19
MV700373     ELVIS: WAY IT IS                                        $3.22     $0.00     $0.00     $0.00     $3.22
MV700397     SHOES OF FISHERMAN     VHS     DBLCPR                   $5.72     $0.00     $0.00     $0.45     $6.17
MV700414     STRAWBERRY STATEMENT  VHS                               $3.13     $0.00     $0.00     $0.43     $3.56
MV700468     BREWSTER MCCLOUD                                        $3.13     $0.00     $0.00     $0.43     $3.56
MV700483     ASPHALT JUNGLE     VHS                                  $3.32     $0.00     $0.00     $0.00     $3.32
MV800109     TARZAN (BO DEREK)     VHS                               $3.32     $0.00     $0.00     $0.00     $3.32
MV800140     WHOSE LIFE IS IT     VHS                                $3.36     $0.00     $0.00     $0.00     $3.36
MV800141     SHOOT THE MOON     VHS                                  $3.46     $0.00     $0.00     $0.00     $3.46
MV800143     CANNERY ROW     VHS                                     $3.37     $0.00     $0.00     $0.43     $3.80
MV800144     STRANGER IS WATCHING     VHS                            $3.05     $0.00     $0.00     $0.00     $3.05
MV800147     PENNIES FROM HEAVEN                                     $3.22     $0.00     $0.00     $0.00     $3.22
MV800151     VICTOR/VICTORIA     VHS                                 $3.67     $0.00     $0.00     $0.00     $3.67
MV800164     DINER     VHS     SILVER                                $3.23     $0.00     $0.00     $0.45     $3.68
MV800165     POLTERGEIST 1     VHS     SILVER                        $3.23     $0.00     $0.00     $0.45     $3.68
MV800188     MY FAVORITE YEAR     VHS     SILVER                     $2.92     $0.00     $0.00     $0.45     $3.37
MV800189     FORCED VENGEANCE     VHS     SILVER                     $2.96     $0.00     $0.00     $0.45     $3.41
MV800226     BEASTMASTER     VHS                                     $3.36     $0.00     $0.00     $0.00     $3.36
MV800243     YEAR LIVING DANGEROUSLY     VHS                         $3.36     $0.00     $0.00     $0.00     $3.36
MV800278     POINT BLANK     VHS                                     $3.05     $0.00     $0.00     $0.00     $3.05
MV800281     HUNGER, THE     VHS                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV800314     BRAINSTORM     VHS                                      $3.22     $0.00     $0.00     $0.00     $3.22

METRO-GOLDWYN-MAYER INC.
DIRECT MAIL DEPARTMENT                                    XX - MORATORIUM TITLES
CRITICS' CHOICE TURNER VHS PRICING                        ----------------------
22-Feb-94
BY CATALOG NUMBER

                                                                                   ADDITIONAL COSTS
                                                                              --------------------------  CRITICS'
                                                                BASE PRICE     MACRO      BETA   SPECIAL   CHOICE
 CATALOG #                        TITLE                         (INCL STD)    VISION      COST  PKG COST    PRICE
- -----------  -------------------------------------------------  ----------    ------     -----  --------  --------
MV800322     STRANGE BREW     VHS                                    $3.05     $0.00     $0.00     $0.53     $3.05
MV800421     RECKLESS     VHS                                        $2.96     $0.00     $0.00     $0.43     $3.39
MV800427     ICE PIRATES     VHS                                     $3.06     $0.00     $0.00     $0.43     $3.49
MV800446     CHRISTMAS STORY, A     VHS                              $3.05     $0.00     $0.00     $0.00     $3.05
MV800451     MISUNDERSTOOD                                           $3.06     $0.00     $0.00     $0.43     $3.49
MV800477     GRAND PRIX     VHS     DBLCPR                           $5.92     $0.00     $0.00     $0.45     $6.37
MV800487     ELECTRIC DREAMS                                         $3.06     $0.00     $0.00     $0.43     $3.49
MV800570     XX JUST WAY YOU ARE                                     $3.15     $0.00     $0.00     $0.00     $3.15
MV800591     2010:YEAR CONTACT     SILVER                            $3.27     $0.00     $0.00     $0.45     $3.72
MV800600     MRS. SOFFEL     VHS                                     $3.32     $0.00     $0.00     $0.00     $3.32
MV800613     THAT'S DANCING!     VHS                                 $3.19     $0.00     $0.00     $0.00     $3.19
MV800625     DIRTY DOZEN/NEXT MISSION                                $3.15     $0.00     $0.00     $0.00     $3.15
MV800676     GYMKATA     VHS                                         $2.96     $0.00     $0.00     $0.43     $3.39
MV800713     YEAR OF DRAGON     VHS     SILVER                       $4.15     $0.00     $0.00     $0.45     $4.60
MV800819     DREAM LOVER                                             $3.09     $0.00     $0.00     $0.43     $3.52
MV800874     XX WETHERBY     VHS                                     $3.09     $0.00     $0.00     $0.43     $3.52
MV800926     MARIE:TRUE STORY     VHS                                $3.23     $0.00     $0.00     $0.43     $3.66
MV800973     9 1/2 WEEKS     VHS                                     $3.36     $0.00     $0.00     $0.00     $3.36
MV801065     GINGER & FRED     VHS                                   $3.56     $0.00     $0.00     $0.00     $3.56
MV801067     XX SUNDAY IN COUNTRY     VHS                            $2.96     $0.00     $0.00     $0.43     $3.39
MV801502     CASABLANCA (CLR)     VHS                                $3.19     $0.00     $0.00     $0.00     $3.19
MV900003     DR ZHIVAGO     VHS     DBLCPR                           $6.22     $0.08     $0.00     $0.45     $6.75
MV900004     BEN HUR     VHS     DBLCPR                              $7.15     $0.08     $0.00     $0.45     $7.68
MV900031     MUTINY BOUNTY (BRANDO)     VHS-COPPER                   $5.98     $0.00     $0.00     $0.45     $6.43
MV900276     QUO VADIS     VHS     GOLD                              $5.77     $0.00     $0.00     $0.45     $6.22
MV900356     HOW WEST WAS WON     VHS     DBLCPR                     $5.77     $0.00     $0.00     $0.45     $6.22
MV900401     RAINTREE COUNTY     VHS     GOLD                        $5.77     $0.00     $0.00     $0.45     $6.22
MV900500     YEARLING, THE     VHS                                   $3.56     $0.00     $0.00     $0.00     $3.56
MV902130     XX GONE W/WIND DELUXE                                   $6.80     $0.08     $0.00     $2.50     $9.38
MV902671     CASABLANCA 50th ANNIV. COLLECTORS ED.                   $5.20     $0.08     $0.00    $27.51    $32.79
MV903990     WIZARD OF OZ (DELUXE)                                   $6.24     $0.16     $0.00     $7.40    $13.80

                                  EXHIBIT "B"
                                  -----------

                      [TO BE INSERTED BY Critics' Choice]






















                                  Exhibit "B"
                                  -----------

                                     - 1 -